UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

GREENLANE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

           , 2023
Dear Fellow Stockholders:
You are cordially invited to attend the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Greenlane Holdings Inc., which will be held in a completely virtual format on            , 2023, at             Eastern Time. Please see page 3 of the Proxy Statement for instructions regarding access to the virtual Annual Meeting.
The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
In accordance with U.S. Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to our stockholders. Because we are using the Internet, most stockholders will not receive paper copies of our proxy materials. We will instead send our stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. This notice also provides information on how our stockholders may obtain paper copies of our proxy materials if they so choose. We believe the use of the Internet makes the proxy distribution process more efficient and less costly, and helps in conserving natural resources.
The Proxy Statement, the accompanying form of proxy card, the Notice of Annual Meeting of Stockholders and the 2022 Annual Report to Stockholders/Form 10-K are available at http://www.proxyvote.com and may also be accessed through our website at www.gnln.com under the “SEC Filings” section of the investor relations tab. If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy.
You are entitled to vote at our Annual Meeting only if you were a stockholder as of            , 2023. As a result of the dividend of the shares of Series A Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”) distributed on                  , each holder of shares of our common stock also holds a number of one one-thousandths of a share of our Series A Preferred Stock equal to the whole number of shares of common stock held by such holder. Because any one one-thousandths of a share of Series A Preferred Stock that are not present virtually or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed, if you fail to submit a proxy to vote your shares or attend the Annual Meeting in order to do so, your shares of Series A Preferred Stock will be redeemed immediately prior to the opening of the polls at the Annual Meeting and will not be entitled to vote at the Annual Meeting.
Your vote is important. Please cast your vote as soon as possible over the Internet, by telephone, or by completing and returning the proxy card to ensure that your shares are represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend the Annual Meeting virtually. Returning the proxy does not deprive you of your right to attend the Annual Meeting virtually and to vote your shares virtually.
On behalf of our Board of Directors and our employees, we thank you for your continued interest in and support of our company. We look forward to the meeting on            , 2023.
Sincerely,
Donald Hunter
Chairman of the Board of Directors

GREENLANE HOLDINGS, INC.
1095 Broken Sound Parkway, Suite 100
Boca Raton, Florida 33847
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held Virtually via the Internet on      , 2023

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Greenlane Holdings, Inc. (the “Company”) will be held in a completely virtual format on , 2023, at Eastern Time for the following purposes:
(1)
to elect the five director nominees named in the Proxy Statement;

(2)
to ratify the appointment of Marcum LLP (“Marcum”) as our independent registered public accounting firm for our fiscal year ending December 31, 2023;

(3)
to approve the adoption of an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), to be filed not later than November 20, 2023, to effect a reverse stock split of our Class A Common Stock (as defined below) at a ratio in the range of 1-for-five to 1-for-15 (collectively, the “Reverse Split”), with such ratio to be determined in the discretion of the Board and publicly disclosed prior to the effectiveness of the Reverse Split (the “Reverse Split Proposal”);

(4)
To approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the Reverse Split Proposal or the Third Amendment and Restatement (as defined below) (the “Adjournment Proposal”);

(5)
to approve the Third Amended and Restated Greenlane Holdings, Inc. 2019 Equity Incentive Plan; and (the “Third Amendment and Restatement”); and

(6)
to transact such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) of the Annual Meeting.

The Proxy Statement accompanying this notice describes each of these items of business in detail. The Board of Directors has fixed the close of business on April      , 2023 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. Accordingly, only stockholders of record at the close of business on April      , 2023 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the Annual Meeting. Notwithstanding the foregoing, holders of our outstanding shares of Series A Preferred Stock (as defined below) will only be entitled to vote such shares on the Reverse Split Proposal and the Adjournment Proposal to the extent that such shares have not been automatically redeemed in the Initial Redemption (as defined below).
Your vote is important. Whether or not you expect to virtually attend the Annual Meeting, please vote via the Internet, by telephone, or complete, date, sign and promptly return the proxy card so that your shares may be represented at the meeting.

By Order of the Board of Directors,
Lana Reeve
Chief Financial and Legal Officer
Boca Raton, Florida
           , 2023
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON            , 2023.
This Notice of Annual Meeting of Stockholders, the Proxy Statement, accompanying form of proxy card and our Annual Report to Stockholders/Form 10-K for the fiscal year ended December 31, 2022 are available at
www.proxyvote.com.
IMPORTANT NOTICE REGARDING THE VIRTUAL ANNUAL MEETING
The format of the virtual Annual Meeting ensures that stockholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting, using online tools to ensure stockholder access and participation. For more information about the virtual Annual Meeting, see “About the Meeting” in this Proxy Statement.

i

GREENLANE HOLDINGS, INC.
1095 Broken Sound Parkway, Suite 100
Boca Raton, Florida 33487
PROXY STATEMENT

ABOUT THE MEETING
Why am I receiving this Proxy Statement?
This Proxy Statement contains information related to the solicitation of proxies for use at our 2023 Annual Meeting of Stockholders, to be held in a completely virtual format on , 2023, at Eastern Time for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders. This solicitation is made by our Board of Directors (also referred to as the “Board” in this Proxy Statement) on behalf of Greenlane Holdings, Inc. In this Proxy Statement, the terms “we,” “our,” “us” and the “Company” refer to Greenlane Holdings, Inc.
We have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending to our stockholders of record as of the close of business on April   , 2023, a Notice of Internet Availability of Proxy Materials (the “Notice”) relating to our Annual Meeting of Stockholders. All stockholders of record will have the ability to access the proxy materials on the website referred to in the Notice or to request to receive a printed set of the proxy materials. Instructions on how to request a printed copy by mail or electronically may be found on the Notice and on the website referred to in the Notice, including an option to request paper copies on an ongoing basis. On or about , 2023, we intend to make this Proxy Statement and accompanying form of proxy card available on the Internet and to mail the Notice to all stockholders entitled to vote at the Annual Meeting. We intend to mail this Proxy Statement, together with a proxy card, to those stockholders entitled to vote at the Annual Meeting who have properly requested paper copies of such materials, within three business days of the receipt of such request.
The Notice, this Proxy Statement, the accompanying form of proxy card and our Annual Report to Stockholders/Form 10-K for the fiscal year ended December 31, 2022 are available at http://www.proxyvote.com. You are encouraged to access and review all of the important information contained in the proxy materials before voting.
What am I being asked to vote on?
You are being asked to vote on the following proposals:
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Proposal 1 (Election of Directors):   The election of the five director nominees named in this Proxy Statement, each for a term expiring at the 2024 annual meeting of stockholders (the “2024 Annual Meeting”);

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Proposal 2 (Ratification of Marcum):   The ratification of Marcum as our independent registered public accounting firm for our fiscal year ending December 31, 2023;

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Proposal 3 (Approval of Reverse Split):   The approval of the adoption of an amendment to the Charter, to be filed not later than November 20, 2023, to effect a reverse stock split of our Class A common stock, par value $0.01 per share (“Class A Common Stock”), at a ratio in the range of 1-for-five to 1-for-15 (collectively, the “Reverse Split”), with such ratio to be determined in the discretion of the Board and publicly disclosed prior to the effectiveness of the Reverse Split; (the “Reverse Split Proposal”);

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Proposal 4 (Adjournment of Annual Meeting):   The approval of an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event there are not sufficient votes in favor of the Reverse Split Proposal or the Third Amendment and Restatement (as defined below) (the “Adjournment Proposal”);

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Proposal 5 (Approval of the Third Amendment and Restatement):   The approval of the third amendment and restatement of the Greenlane Holdings, Inc. 2019 Equity Incentive Plan (the “Third Amendment and Restatement”); and

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To transact any other business that may properly come before the Annual Meeting or any adjournment(s) or postponements of the Annual Meeting.

What are the Board’s voting recommendations?
The Board recommends that you vote as follows:
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Proposal 1 (Election of Directors):   “FOR” each of the Board nominees for election as directors;

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Proposal 2 (Ratification of Marcum):   “FOR” the ratification of Marcum as our independent registered public accounting firm for our fiscal year ending December 31, 2023;

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Proposal 3 (Approval of Reverse Split):   “FOR” the approval of the Reverse Split Proposal;

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Proposal 4 (Approval of Adjournment Proposal):   “FOR” the approval of the Adjournment Proposal; and

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Proposal 5 (Approval of the Third Amendment and Restatement):   “FOR” the approval of the Third Amendment and Restatement.

Who is entitled to vote at the Annual Meeting?
Holders of record of our Class A Common Stock and our Series A Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”) as of the close of business on            , 2023, the record date for the Annual Meeting (the “Record Date”), are entitled to receive notice of the Annual Meeting. Holders of record of shares of Class A Common Stock have the right to vote on all matters brought before the Annual Meeting. Holders of record of shares of Series A Preferred Stock have the right to vote only on the Reverse Split Proposal and the Adjournment Proposal. Holders of Common Stock and Series A Preferred Stock will vote on the Reverse Split Proposal and the Adjournment Proposal as a single class. Notwithstanding the foregoing, holders of outstanding shares of Series A Preferred Stock will only be entitled to vote such shares on the Reverse Split Proposal and the Adjournment Proposal to the extent that such shares have not been automatically redeemed in the Initial Redemption (as defined below). On the Record Date,       shares of Class A Common Stock were issued and outstanding and        shares of Series A Preferred Stock were issued and outstanding and, except as provided below with respect to the shares of our Series A Preferred Stock, entitled to vote.
What are the voting rights of stockholders?
Each share of our Class A Common Stock outstanding as of the Record Date, is entitled to receive notice of the Annual Meeting and to one vote per share on all matters properly brought before the Annual Meeting. As previously announced on           , 2023, the Board declared a dividend of one one-thousandth (1/1,000th) of a share of Series A Preferred Stock for each outstanding share of Class A Common Stock to stockholders of record of Common Stock as of 5:00 p.m. Eastern Time on          , 2023. The holders of Series A Preferred Stock have 1,000,000 votes per whole share of Series A Preferred Stock (i.e., 1,000 votes per one one-thousandth of a share of Series A Preferred Stock) and are entitled to vote with the Class A Common Stock, together as a single class, on the Reverse Split Proposal and the Adjournment Proposal, but are not otherwise entitled to vote on the other proposals to be presented at the Annual Meeting. Notwithstanding the foregoing, each share of Series A Preferred Stock redeemed pursuant to the Initial Redemption (as defined below) will have no voting power with respect to the Reverse Split Proposal and the Adjournment Proposal or any other matter. Unless otherwise provided on any applicable proxy, when a holder of Class A Common Stock submits a vote on the Reverse Split Proposal and the Adjournment Proposal, the corresponding number of shares of Series A Preferred Stock (or fraction thereof) held by such holder will be automatically cast in the same manner as the vote of the share of Class A Common Stock (or fraction thereof) in respect of which such share of Series A Preferred Stock (or fraction thereof) was issued as a dividend is cast on the Reverse Split Proposal and the Adjournment Proposal or such other matter, as applicable, and the proxy or ballot with respect to shares of Class A Common Stock held by any holder on whose behalf such proxy or ballot is submitted will be deemed to include all shares of Series A Preferred Stock (or fraction thereof) held by such holder. Holders of Series A Preferred Stock will not receive a separate ballot or proxy to cast votes with respect to the Series A Preferred Stock on the Reverse Split Proposal and the Adjournment Proposal or any other matter brought before the Annual Meeting. For example, if a stockholder holds 10 shares of Class A Common Stock (entitled to one vote per share) and votes in favor of the Reverse Split Proposal, then 10,010 votes will be recorded in favor of the Reverse Split Proposal, because the stockholder’s shares of Series A Preferred Stock will automatically be voted in favor of the Reverse Split Proposal alongside such stockholder’s shares of Class A Common Stock.
All shares of Series A Preferred Stock that are not present virtually or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed (the “Initial Redemption”). Any outstanding shares of Series A Preferred Stock that have not been redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) automatically upon the approval by the Company’s stockholders of the Reverse Split Proposal at any meeting of stockholders held for the purpose of voting on such proposals.
No dissenters’ rights are provided under the Delaware General Corporation Law, our Charter or our Second Amended and Restated Bylaws (the “Bylaws”) with respect to any of the proposals described in this Proxy Statement.
Who can attend the Annual Meeting?
All holders of our Class A Common Stock and Series A Preferred Stock at the close of business on the Record Date, or their duly appointed proxies, are authorized to attend the Annual Meeting. The Annual Meeting will be a completely virtual meeting of stockholders. You can attend the Annual Meeting online, where you will be able to listen to the meeting live, submit questions and vote online, as long as you have pre-registered. You will not be able to attend the Annual Meeting in person at a physical location.
In order to attend the virtual Annual Meeting, you will need to pre-register at least two hours before the Annual Meeting begins. To pre-register for the meeting, please go to https://[         ]. You will need the control number found on the upper right-hand corner of the Proxy Card included in the proxy materials. After registering, you will receive a confirmation email. Approximately one hour prior to the start time of the meeting, you will receive another email containing a unique link providing access to the virtual Annual Meeting. The Annual Meeting will begin promptly at       Eastern Time. Online access to the meeting will open at      Eastern Time to allow time for stockholders to log-in and test their equipment. A countdown waiting page will be shown if you log-in before      Eastern Time. All emails will be sent to the email address you provide during pre-registration. You will need the latest version of Chrome, Safari, Internet Explorer, Edge or Firefox. Please test your internet browser before the Annual Meeting to ensure compatibility. A toll-free phone number will be provided to access technical support for the virtual Annual Meeting.
Technical Disruptions.   In the event of any technical disruptions or connectivity issues during the course of the Annual Meeting, please allow for some time for the meeting website to refresh automatically, and/or for the meeting operator to provide verbal updates.
Voting by Ballot at the Annual Meeting.   Although the meeting webcast will begin at      Eastern Time on             , 2023, we encourage you to access the meeting site 15 minutes prior to the start time to allow ample time to log into the meeting webcast and test your computer system.
Please also note that if you are the beneficial owner of shares held in “street name” (that is, through a bank, broker or other nominee), you will need to bring a copy of the brokerage statement reflecting your share ownership as of the Record Date.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Many stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
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Stockholder of record.   If your shares are registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc., you are considered the stockholder of record of those shares and the Notice is being sent directly to you by us.

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Beneficial owner of shares held in street name.   If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in “street name,” and the Notice is being forwarded to you by your broker or nominee, which is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker how to vote your shares and are also invited to attend the Annual Meeting.

What will constitute a quorum at the Annual Meeting?
A quorum is the minimum number of shares required to be virtually present or represented by proxy at the Annual Meeting to properly hold a meeting of stockholders and conduct business under our Bylaws and Delaware law. The presence at the meeting,virtually or by proxy, of the holders of a one-third of the voting power of the stock issued, outstanding and entitled to vote at the Annual Meeting on the Record Date will constitute a quorum, permitting our stockholders to conduct business at the Annual Meeting. Shares that are automatically redeemed in the Initial Redemption will not be counted towards the presence of a quorum or as part of the issued and outstanding shares of capital stock of the Company entitled to vote at our Annual Meeting for purposes of determining the presence of a quorum. We will include abstentions and broker non-votes in the calculation of the number of shares considered to be present at the meeting for purposes of determining the presence of a quorum at the meeting. As of the Record Date, there were         shares of our Class A Common Stock outstanding.
If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit the solicitation of additional proxies. The chairperson of the Annual Meeting shall have the power to adjourn the Annual Meeting.
What are broker non-votes?
Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners at least ten days before the Annual Meeting. If you do not give your broker or other nominee voting instructions with respect to Proposal 1 (Election of Directors), Proposal 3 (Approval of Reverse Split), Proposal 4 (Approval of Adjournment Proposal) or Proposal 5 (Approval of the Third Amendment and Restatement), your broker or other nominee will not be able to vote on that proposal, and broker non-votes may exist with respect to the election of directors.
Proposal 2 (Ratification of Marcum) is the only proposal in which brokers or other nominees are permitted to submit a discretionary vote. If you are a beneficial owner and your shares are held in the name of a broker or other nominee, the broker or other nominee is permitted to vote your shares on the ratification of the appointment of Marcum as our independent registered public accounting firm for our fiscal year ending December 31, 2023, even if the broker or other nominee does not receive voting instructions from you.
How many votes are needed for the proposals to pass?
The proposals to be voted on at the Annual Meeting have the following voting requirements:
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Proposal 1 (Election of Directors):   Directors are elected by the affirmative vote of the majority of votes cast once a quorum has been established. If any director nominee is not elected by such standard, the director must submit an irrevocable resignation, contingent on the acceptance of that resignation by the Board. There is no cumulative voting in the election of directors. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

•
Proposal 2 (Ratification of Marcum):   The affirmative vote of a majority of the votes cast once a quorum has been established is required to ratify the appointment of Marcum as our independent registered public accounting firm for our fiscal year ending December 31, 2023. For purposes of the vote on the ratification of Marcum as our independent registered public accounting firm, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
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Proposal 3 (Approval of Reverse Split Proposal):   The affirmative vote of holders of a majority of the outstanding shares of Common Stock and Series A Preferred Stock entitled to vote on this proposal, voting together as a single class, is required to approve the adoption of an amendment to the Charter to effect the Reverse Split. For purposes of the vote on the approval of this proposal, abstentions and broker non-votes will have the same effect as a vote “AGAINST” the proposal.

Please refer to the discussion above under “Who is entitled to vote at the Annual Meeting?” and “What are the voting rights of stockholders?” for a description of the Series A Preferred Stock, which is entitled to be voted together with the Class A Common Stock as a single class on the Reverse Split Proposal and the Adjournment Proposal. Shares of Series A Preferred Stock that are not present virtually or by proxy as of immediately prior to the opening of the polls will be automatically redeemed in the Initial Redemption and, therefore, will not be outstanding or entitled to vote on either the Reverse Split Proposal or the Adjournment Proposal and will be excluded from the calculation as to whether such proposals pass at the Annual Meeting. Due to the voting power of the shares of Series A Preferred Stock that are not redeemed pursuant to the Initial Redemption on the Reverse Split Proposal and the Adjournment Proposal, the holders of Class A Common Stock that submit a proxy to vote their shares at the Annual Meeting or attend the Annual Meeting will effectively have enhanced voting power on the two proposals over holders of Class A Common Stock that are not represented virtually or by proxy at the Annual Meeting. This means that the Reverse Split Proposal and the Adjournment Proposal could each be approved by the affirmative vote of the holders of less than a majority of the outstanding shares of our Class A Common Stock.
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Proposal 4 (Approval of Adjournment Proposal):   The affirmative vote of a majority of the votes cast by shares of Class A Common Stock and Series A Preferred Stock entitled to vote on this proposal, voting together as a single class, is required to approve the Adjournment Proposal. For purposes of the vote on the approval of this proposal, abstentions and broker non-votes will have the same effect as a vote “AGAINST” the proposal.

•
Proposal 5 (Approval of the Third Amendment and Restatement):   The affirmative vote of a majority of the votes cast once a quorum has been established is required to approve the Third Amendment and Restatement. For purposes of the vote on the approval of the Third Amendment and Restatement, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. To satisfy the voting requirement under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Code”), the proposal must be approved by a majority of the votes cast on the proposal.

Will any other matters be voted on?
As of the date of this Proxy Statement, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by the proxies on the other matters in the manner recommended by the Board, or, if no such recommendation is given, in the discretion of the proxy holders.
How do I vote?
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Stockholders of record:   If your shares are registered directly in your name with our transfer agent, Corporate Stock Transfer, Inc., as of the Record Date, you may submit your proxy by U.S. mail, Internet or telephone by following the instructions in the Notice. If you requested a paper copy of the proxy materials, you also may submit your completed proxy card by mail by following the instructions included with your proxy card. The deadline for submitting your vote by Internet or telephone is 11:59 p.m. Eastern Time on , 2023, which is the day before the virtual Annual Meeting. The designated proxy holders named in the proxy card will vote according to your instructions. You may also attend the virtual Annual Meeting and vote using the 16-digit control number included with these proxy materials to vote during the virtual Annual Meeting.

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Beneficial owner of shares held in street name:   If you are a street name or beneficial stockholder because your shares are held in a brokerage account or by a bank or other nominee, your broker or nominee firm will provide you with the Notice. Follow the instructions on the Notice to access our proxy materials and vote by Internet or to request a paper or email copy of our proxy materials. If you receive these materials in paper form, the materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares.

If you sign and submit your proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified above under “What are the Board’s voting recommendations?” and in accordance with the discretion of the proxy holders with respect to any other matters that may be voted upon at the Annual Meeting.
If I plan to attend the Annual Meeting, should I still vote by proxy?
Yes. Voting in advance does not affect your right to attend the Annual Meeting. If you send in your proxy card and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote. Written ballots will be available at the meeting for stockholders of record.
Beneficial owners of shares held in street name who wish to vote virtually at the Annual Meeting must request a legal proxy from the organization that holds their shares and bring that legal proxy to the Annual Meeting.
How are proxy card votes counted?
If the proxy card is properly signed and returned to us, and not subsequently revoked, it will be voted as directed by you. Unless contrary instructions are given, the persons designated as proxy holders on the proxy card will vote: “FOR” the election of all nominees for the Board named in this Proxy Statement; “FOR” the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2023; “FOR” the approval of the Reverse Split; “FOR” as the Third Amendment and Restatement; and as recommended by our Board with regard to any other matters that may properly come before the Annual Meeting, or, if no such recommendation is given, in their own discretion.
May I revoke my vote after I return my proxy card?
Yes. You may revoke a previously granted proxy and change your vote at any time before the taking of the vote at the virtual Annual Meeting by (i) filing with our General Counsel and Secretary a written notice of revocation or a duly executed proxy bearing a later date or (ii) voting during the virtual Annual Meeting.
Who pays the costs of soliciting proxies?
We will pay the costs of soliciting proxies, including preparation and mailing of the Notice, preparation and assembly of this Proxy Statement, the proxy card and the Annual Report to Stockholders/Form 10-K for the fiscal year ended December 31, 2022, coordination of the Internet and telephone voting process, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of shares of our Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by Internet and mail may be supplemented by telephone, facsimile, or personal solicitation by our directors, officers or other regular employees.
Implications of being an “emerging growth company”
We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). Under the JOBS Act, we will remain an “emerging growth company” until the earliest of:
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the last day of the fiscal year during which we have total annual gross revenues of $1.235 billion or more;

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the last day of the fiscal year following the fifth anniversary of our initial public offering;

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the date on which we have, during the previous three-year period, issued more than $1 billion in non-convertible debt; and

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the date on which we are deemed to be a “large accelerated filer” under the Securities Exchange Act of 1934 (the “Exchange Act”) (we will qualify as a large accelerated filer as of the first day of the first fiscal year after we have (i) more than $700 million in outstanding common equity held by our non-affiliates and (ii) been public for at least 12 months; the value of our outstanding common equity will be measured each year on the last day of our second fiscal quarter).

For as long as we are an “emerging growth company,” we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies,” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding stockholder advisory “say-on-pay” votes on executive compensation and stockholder advisory votes on golden parachute compensation.
In addition, the JOBS Act provides that an emerging growth company may delay adopting new or revised accounting standards until such time as those standards apply to private companies. We have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”). Therefore, we will be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.
You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

CORPORATE GOVERNANCE AND BOARD MATTERS
We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:
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the Board is not classified, with each of our directors subject to re-election annually;

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three of our five directors are “independent” within the meaning of the listing standards of the Nasdaq Stock Market LLC (“Nasdaq”);

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our standing Board committees are comprised solely of independent directors;

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separate Chairman of the Board and Chief Executive Officer roles;

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majority voting in the election of directors;

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adoption of a proxy access bylaw provision; and

•
no stockholder rights plan.

Our directors stay informed about our business by attending meetings of the Board and its committees and through supplemental reports and communications. Our independent directors meet regularly in executive sessions without the presence of our corporate officers or non-independent directors.
Board Composition and Structure; Director Independence
Our business and affairs are managed under the direction of our Board. Our Bylaws provide that our Board shall be comprised of at least five directors and that the size of our Board shall otherwise be determined from time to time by our Board. Our Board currently consists of five members, one of whom is our Chief Executive Officer. Subject to any rights applicable to any preferred stock we may issue from time to time, any additional directorships resulting from an increase in the number of directors may only be filled by the directors then in office unless otherwise required by law or by a resolution passed by our Board as provided in our Bylaws. The term of office for each director will be until his or her successor is elected at our annual meeting or his or her death, resignation or removal, whichever is earliest to occur.
While we do not have a stand-alone diversity policy, in considering whether to recommend any director nominee, including candidates recommended by stockholders, we believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow our Board to fulfill its responsibilities. As set forth in our Corporate Governance Guidelines, when considering whether directors and nominees have the experience, qualifications, attributes or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the director’s biographies set forth in this Proxy Statement. We believe that our directors will provide an appropriate mix of experience and skills relevant to the size and nature of our business.
Our Board has determined that Craig Snyder, by virtue of his employment by our Company as Chief Executive Officer, and Aaron LoCascio, by virtue of his previous employment by our Company, most recently as our President, and his status as a co-founder of the Company, are not considered “independent” for purposes of applicable securities laws or the Nasdaq Marketplace Rules.
Our Board expects a culture of ethical business conduct. Our Board encourages each member to conduct a self-review to determine if he or she is providing effective service with respect to both our Company and our stockholders. Should it be determined that a member of our Board is unable to effectively act in the best interests of our stockholders, such member would be encouraged to resign.
Board Leadership Structure
Our Bylaws and our Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our company. Craig Snyder currently serves as our Chief Executive Officer and Donald Hunter currently serves as the Chairman of the

Board. Pursuant to the applicable provisions in the Agreement and Plan of Merger, dated as of March 31, 2021, by and among Greenlane, Merger Sub Gotham 1, LLC, Merger Sub Gotham 2, LLC and KushCo Holdings, Inc. (the “Merger Agreement”), we are required to separate the Chairman and Chief Executive Officer positions until at least the third annual meeting following the closing of the merger. We believe that this leadership structure is effective because it allows our Board to benefit from having multiple strong voices bringing separate views and perspectives to meetings.
As Chairman of the Board, Mr. Hunter’s key responsibilities include facilitating communication between our Board and management, assessing management’s performance, managing Board members, preparing the agenda for each Board meeting, acting as chair of Board meetings and meetings of our Company’s stockholders and managing relations with stockholders, other stakeholders and the public.
In order to ensure that our Board functions independently from management, our independent directors meet regularly in executive session with and without members of management present. Mr. Hunter, the Chairman of the Board, develops the agendas for and presides during executive sessions. Our independent directors are able to request at any time a meeting restricted to independent directors for the purposes of discussing matters independently of management and are encouraged to do so should they feel that such a meeting is necessary. The Nominating and Corporate Governance Committee of our Board, which is comprised solely of independent directors and chaired by Ms. Persofsky, has the responsibility for coordinating Board and committee self-evaluations.
Role of the Board in Risk Oversight
One of the key functions of the Board is informed oversight of our risk management process. The Board administers this oversight function directly, with support from its three standing committees: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, each of which addresses risks specific to their respective areas of oversight. In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Board Committees
Our Board has established three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The principal functions of each committee are described below. We comply with the listing requirements and other rules and regulations of the Nasdaq Marketplace Rules, as amended or modified from time to time, and each of these committees is comprised exclusively of independent directors. Additionally, our Board of Directors may from time to time establish certain other committees to facilitate the management of our company.
The table below provides membership information for each of the Board committees as of the date of this Proxy Statement:
Member	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Donald Hunter*	X	X	X
Renah Persofsky	X	X (chair)	X (chair)
Jeff Uttz*	X (chair)	X	X

*
Audit committee financial expert.

Audit Committee
The Audit Committee is comprised of Ms. Persofsky and Messrs. Hunter and Uttz. Mr. Uttz, the chair of the Audit Committee, and Mr. Hunter each qualify as an “audit committee financial expert” as that term is defined by the applicable regulations of the Securities and Exchange Commission (the “SEC”). The Board has determined that each of the directors serving on our Audit Committee is “independent” within the meaning of the applicable rules of the SEC and the Nasdaq listing standards. We have adopted an Audit Committee charter, which details the principal functions of the Audit Committee, including oversight related to:
•
appointing, retaining and evaluating our independent registered public accounting firm and approving all audit and non- audit services to be performed by them;

•
overseeing our independent registered public accounting firm’s qualifications, independence and performance;

•
overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

•
reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements;

•
producing a report on its oversight of the Company’s financial statements to be included in our annual Proxy Statement;

•
establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters; and

•
reviewing and approving related person transactions.

During the fiscal year ended December 31, 2022, the Audit Committee met six times, including telephonic meetings.
Compensation Committee
The Compensation Committee is comprised of Ms. Persofsky and Messrs. Hunter and Uttz, with Ms. Persofsky serving as chair. The Board has determined that each of the directors serving on our Compensation Committee is “independent” within the meaning of the applicable rules of the SEC and the Nasdaq listing standards. We have adopted a Compensation Committee charter, which details the principal authority and functions of the Compensation Committee, including:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration of our Chief Executive Officer based on such evaluation;

•
reviewing and approving the compensation of all of our other officers;

•
reviewing our executive compensation policies and plans;

•
implementing and administering our incentive compensation equity-based remuneration plans;

•
assisting management in complying with our proxy statement and annual report disclosure requirements;

•
to the extent required by applicable SEC rules, producing a report on executive compensation to be included in our annual Proxy Statement; and

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee may form and delegate its authority to subcommittees when appropriate.
During the fiscal year ended December 31, 2022, the Compensation Committee met seven times, including telephonic meetings.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is comprised of Ms. Persofsky and Messrs. Hunter and Uttz, with Ms. Persofsky serving as chair. The Board has determined that each of the directors serving on our Nominating and Corporate Governance Committee is “independent” within the meaning of the applicable rules of the SEC and the Nasdaq listing standards. We have adopted a Nominating and Corporate Governance Committee charter, which details the principal functions of the Nominating and Corporate Governance Committee, including:
•
identifying and recommending to the full Board qualified candidates for election as directors and recommending nominees for election as directors at the Annual Meeting of stockholders;

•
developing and recommending to the Board corporate governance guidelines and implementing and monitoring such guidelines;

•
reviewing and making recommendations on matters involving the general operation of the Board, including board size and composition, and committee composition and structure;

•
reviewing and reassessing the adequacy of the Company’s Charter and Bylaws and recommending any revisions to the Board;

•
recommending to the Board nominees for each committee of the Board;

•
annually facilitating the assessment of the Board’s performance as a whole and of the individual directors, as required by applicable law, regulations and the Nasdaq listing standards; and

•
overseeing the Board’s evaluation of management.

In identifying and recommending nominees for directors, the Nominating and Corporate Governance Committee may consider, among other factors, diversity of relevant experience, expertise and background.
During the fiscal year ended December 31, 2022, the Nominating and Corporate Governance Committee met two times, including telephonic meetings.
Director Selection Process
The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of nominees for election as directors. In accordance with the Nominating and Corporate Governance Committee charter and our Corporate Governance Guidelines, the Nominating and Corporate Governance Committee develops on an annual basis guidelines and criteria for the selection of candidates for directors of the Board. The Nominating and Corporate Governance Committee considers whether a potential candidate for director has the time available, in light of other business and personal commitments, to perform the responsibilities required for effective service on the Board, along with their personal and professional integrity, demonstrated ability and judgement, experience, familiarity with the Company, diversity (of both experience and background) as well as certain other relevant factors.
Our Board will not adopt policies imposing an arbitrary term or retirement age limit in connection with individuals nominated for election as directors as it does not believe that such a limit is in the best interests of our Company. The Nominating and Corporate Governance Committee annually reviews the composition of our Board, including the age and tenure of individual directors. Our Board strives to achieve a balance between the desirability of its members having a depth of relevant experience, on the one hand, and the need for renewal and new perspectives, on the other hand.
Our Board is committed to nominating the best individuals to fulfill director and executive roles. Although our Board has not adopted policies relating to the identification and nomination of women directors and executives, our Board believes that diversity is important to ensure that board members and senior management provide the necessary range of perspectives, experience and expertise required to achieve effective stewardship and management. We have not adopted a target regarding women on our Board or regarding women in executive officer positions as our Board believes that such arbitrary targets are not appropriate for our company.

Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members, the Chairman of the Board and Chief Executive Officer as well as stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee recommends the nominees for election to the Board. Taking the Nominating and Corporate Governance Committee’s recommendation into consideration, the Board then approves the nominees for election to the Board for stockholders to consider and vote upon at the annual stockholders’ meeting.
Stockholders wishing to recommend individuals for consideration as directors must follow the procedures described in Article I, Section 1.11 of the Bylaws, including (among other requirements) the giving of written notice of the nomination to our General Counsel no later than 120 days prior to the first anniversary of the date of the proxy statement for the previous year’s annual meeting. The stockholder’s notice must set forth as to each nominee all information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Securities Act, or the Exchange Act, if the candidate had been nominated by or on behalf of the Board. Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates. See “Other Matters — Stockholder Proposals and Nominations for the 2023 Annual Meeting.”
Majority Voting Standard for Uncontested Director Elections
Our Bylaws provide for majority voting in uncontested elections of directors. Under this majority voting standard, the affirmative vote of a majority of the votes cast is required for the election of a director in an uncontested election, which means that the number of votes cast for a director must exceed the number of votes cast against such director. In any contested election, in which the number of director nominees exceeds the number of directors to be elected, directors will be elected by a plurality of the votes cast.
Pursuant to our Bylaws, director nominees who are incumbent directors must submit an irrevocable resignation in the event he or she fails to receive a majority of the votes cast in an uncontested election of directors. The Nominating and Corporate Governance Committee of our Board will then consider any such offer to resign and make a recommendation to our Board on whether to accept or reject the resignation. Taking into account the recommendation of the Nominating and Corporate Governance Committee, our Board will determine whether to accept or reject any such resignation within 90 days after the certification of the election results, and we will report such decision in a press release, filing with the SEC or by other public announcement. If an incumbent director’s resignation is accepted by our Board, then our Board may fill the resulting vacancy or decrease the size of our Board in accordance with our Bylaws. If a director’s resignation is not accepted by our Board, such director will continue to serve until his or her successor is duly elected and qualified, or his or her earlier death, resignation, retirement or removal. For the purposes of applying this majority voting standard, an election is considered “uncontested” if no stockholder provides notice of its intention to nominate one or more candidates to compete with our Board’s nominees in the manner required by our Bylaws, or if any such stockholder has withdrawn all such nominations on or before the close of business ten days prior to the filing our definitive proxy statement with the SEC.
Code of Conduct and Ethics
Our Board has established a code of conduct and ethics that applies to our officers, directors and employees. Among other matters, our code of business conduct and ethics is designed to deter wrongdoing and to promote:
•
honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•
full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•
compliance with applicable laws, rules and regulations;

•
prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•
accountability for adherence to the code of business conduct and ethics.

Any waiver of the code of conduct and ethics for our executive officers or directors must be approved by our Board or a committee of our Board, and any such waiver shall be promptly disclosed to stockholders as required by law and Nasdaq regulations.
Anti-Hedging Policies
Our insider trading policy contains provisions prohibiting purchases of our securities on margin, short sales of our securities and purchasing or selling puts, calls, options or other derivatives in respect of our securities by our directors, officers, and employees. Our directors, officers, and employees may pledge company securities as security for margin accounts, but they are responsible for ensuring compliance with our insider trading policy in connection with any foreclosure on pledged securities.
Availability of Corporate Governance Materials
Stockholders may view our corporate governance materials, including the charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, our Corporate Governance Guidelines and our Code of Conduct and Ethics, on our website at www.gnln.com under “Investors — Corporate Governance”, and these documents are available in print to any stockholder who sends a written request to such effect to Greenlane Holdings, Inc. 1095 Broken Sound Parkway, Suite 100, Boca Raton, Florida 33487, Attention: General Counsel. Information on or accessible from our website is not and should not be considered a part of this Proxy Statement.
Board Meetings
During the fiscal year ended December 31, 2022, the Board met 18 times, including telephonic meetings. Each director then serving attended at least 75% of the applicable Board meetings and committee meetings during this time.
Annual Meeting Attendance
Pursuant to the policy set forth in our Corporate Governance Guidelines, each director is expected to attend the Annual Meeting.
Communications with the Board
Stockholders and other interested parties may communicate with the Board by sending written correspondence to the “Audit Committee Chair” c/o the General Counsel of Greenlane Holdings, Inc., 1095 Broken Sound Parkway, Suite 100, Boca Raton, Florida 33487, who will then directly forward such correspondence to the chair of the Audit Committee. The Audit Committee chair will decide what action should be taken with respect to the communication, including whether such communication should be reported to the full Board.
Director Compensation
For the fiscal year ended December 31, 2022, each of our independent directors received a base annual fee of $60,000, paid in quarterly installments. In consideration for their attendance at meetings of the Board exceeding the 10 designated Board meetings, Messrs. Hunter, Uttz and Taney received an additional fee of $10,000 and Messrs. LoCasio and Schoenfeld and Ms. Persofsky received an additional fee of $5,000. Additionally, as compensation for serving as the chair of the Board or the chair of a Board committee, Messrs, Taney and Hunter and Ms. Persofsky received a base annual fee of $16,000, paid in quarterly installments. As compensation for serving on our Board, each independent director then serving also received an award of 53,996 restricted shares of Class A Common Stock and 69,450 options to buy shares of Class A Common Stock on January 5, 2022. Upon her appointment to the Board, Ms. Persofsky received

113,636 restricted shares of Class A Common Stock and 145,079 options to buy shares of Class A Common Stock on April 11, 2022. In addition, we reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings. Mr. Snyder does not receive any additional compensation for his service on the Board.
The following provides compensation information pursuant to the scaled disclosure rules applicable to emerging growth companies under SEC rules and the JOBS Act.
Director Compensation Table
The following table provides information on the compensation of our directors for the fiscal year ended December 31, 2022, other than Mr. Kovacevich, who received no separate compensation for his service as a director. For information related to the compensation of Mr. Kovacevich, please refer to “Executive Officer Compensation — Summary Compensation Table.”
Name	Fees Paid in Cash	Awards(1)	Total
Donald Hunter	$86,000	$100,000	$186,000
Aaron LoCascio	$65,000	$100,000	$165,000
Renah Persofsky	$62,000	$100,000	$162,000
Adam Schoenfeld(2)	$65,000	$100,000	$165,000
Richard Taney(3)	$86,000	$100,000	$186,000
Jeff Uttz	$86,000	$100,000	$186,000

(1)
Represents the aggregate grant date fair value of restricted shares of Class A Common Stock and options to buy shares of Class A Common Stock granted on January 5, 2022 (April 11, 2022 with respect to Ms. Persofsky) computed in accordance with FASB ASC Topic 718.

(2)
Mr. Schoenfeld resigned from the Board effective January 6, 2023.

(3)
Mr. Taney resigned from the Board effective January 6, 2023.

EXECUTIVE OFFICERS
The following table sets forth information concerning our executive officers. Executive officers are elected annually by the Board and serve at the Board’s discretion.
Name	Age(1)	Title
Craig Snyder	59	Chief Executive Officer
Lana Reeve	56	Chief Financial and Legal Officer

(1)
Age as of April 9, 2023

Set forth below is a description of the background of our executive officer other than Mr. Snyder, whose background is described under “Proposals to be Voted On — Proposal 1: Election of Directors.”
Lana Reeve has served as our Chief Financial and Legal Officer since December 2022. Ms. Reeve brings over 25 years of experience in senior legal and finance roles at both large and small and public and private companies. Prior to her current role, Ms. Reeve previously served as President and Chief Legal Officer at Authentys, Inc., Senior Vice President, Legal M&A at RealPage, Inc., and Executive Vice President, Finance and Legal, and Chief Legal Officer at NWP Services Corporation. Ms. Reeve received her J.D. from Santa Clara University School of Law and her B.S. in business and finance from San Jose State University.

COMPENSATION OF NAMED EXECUTIVE OFFICERS
The following provides compensation information pursuant to the scaled disclosure rules applicable to emerging growth companies and smaller reporting companies under SEC rules. Our named executive officers (“NEOs”) for the year ended December 31, 2022 were Nicholas Kovacevich, our former Chief Executive Officer and, as of January 1, 2023, our Chief Corporate Development Officer, Craig Snyder, our former President and Chief Commercial Officer and, as of January 1, 2023, our Chief Executive Officer, Lana Reeve, our Chief Financial and Legal Officer, William Mote, our former Chief Financial Officer, and Darshan Dahya, our former Chief Accounting Officer.
The compensation of our NEOs generally consists of a combination of base salary, bonuses and equity-based compensation. Bonus awards for 2022 and 2021 were determined at the sole discretion of the Compensation Committee based on an assessment of the performance of the NEOs.
The following tables contain certain compensation information for our NEOs in the fiscal years ended December 31, 2022 and 2021.
Summary Compensation Table
Name and Principal Position	Year	Salary	Bonus	Option Awards(1)	Stock Awards(1)	All Other Compensation	Total
Nicholas Kovacevich(2) Chief Corporate Development Officer	2022	$392,308	$92,000	$240,000	$240,000	$32,143	$996,451
	2021	$300,000	$162,000	$105,456	—	$2,669	$570,125
Craig Snyder(3) Chief Executive Officer	2022	$214,904	$10,000	$100,000	$150,000	—	$474,904
	2021	—	—	—	—	—	—
Darshan Dahya(4) Chief Accounting Officer	2022	$219,675	—	$120,000	$145,000	—	$484,675
	2021	—	—	—	—	—	—
William Mote(5) Chief Financial Officer	2022	$132,671	$113,057	$136,000	$136,000	$181,228	$698,956
	2021	$327,834	$40,800	$180,075	$116,802	—	$665,511
Lana Reeve(6) Chief Financial and Legal Officer	2022	$13,462	—	—	$23,625	$—	$37,087
	2021	—	—	—	—	—	—

(1)
Represents the grant date fair value determined in accordance with FASB ASC Topic 718.

(2)
Mr. Kovacevich stepped down from his position as Chief Executive Officer of the Company effective December 31, 2022 and was appointed Chief Corporate Development Officer of the Company effective January 1, 2023.

(3)
Mr. Snyder was appointed Chief Executive Officer of the Company effective January 1, 2023. Mr. Snyder did not join the Company until March 2022 and therefore did not receive any compensation in 2021.

(4)
Mr. Dahya stepped down from his position as Chief Accounting Officer of the Company effective December 31, 2022. Mr. Dayha did not join the Company until April 2022 and therefore did not receive any compensation in 2021. At the time of his resignation, $12,500 of Mr. Dahya’s stock awards reflected in the table above had vested and none of his option awards had vested. All of Mr. Dahya’s unvested awards were forfeited in connection with his resignation.

(5)
Mr. Mote stepped down from his position as Chief Financial Officer of the Company effective May 17, 2022. In connection with his resignation, Mr. Mote entered into a Separation and General Release Agreement with Warehouse Goods (as defined below) on May 16, 2023, which provided for a cash severance payment totaling $218,418.87, representing six months’ salary, fifty percent of Mr. Mote’s pro-rated bonus eligibility for 2022, and COBRA payments for six months. None of Mr. Mote’s equity awards granted in 2022 and reflected in the table above had vested prior to his resignation. All of Mr. Mote’s unvested awards were forfeited in connection with his resignation.

(6)
Ms. Reeve was appointed Chief Financial and Legal Officer of the Company effective December 6, 2022 and therefore did not receive any compensation in 2021.

Outstanding Equity Awards at Fiscal Year-End December 31, 2022
The following table presents information about our NEO’s outstanding equity awards as of December 31, 2022.
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares That Have Not Vested	Market Value of Shares That Have Not Vested(1)
Nicholas Kovacevich(2) Chief Corporate Development Officer	1,256	—	$88.00	March 20, 2031	23,976	$6,905.01
	7,540	—	$41.40	April 22, 2030
	452	—	$41.40	April 22, 2030
	1,131	—	$41.40	April 22, 2030
	3,996	—	$41.40	April 22, 2030
	1,508	—	$38.60	October 31, 2028
	1,474	—	$52.00	August 29, 2031
	2,500	—	$55.60	September 7, 2031
	29,508	29,508	$10.01	March 10, 2032
Craig Snyder(3) Chief Executive Officer	10,658	10,658	$11.50	March 28, 2032	5,797	$1,669.54

Darshan Dahya(4) Chief Accounting Officer	8,759	—	$8.36	April 18, 2032	—	—

William Mote(5) Chief Financial Officer	3,243	—	$66.40	August 10, 2030	—	—
	1,269	—	$114.20	March 17, 2031
	750	—	$55.60	September 7, 2031
Lana Reeve(6) Chief Financial and Legal Officer	—	—	—	—	50,000	$14,400

(1)
Market value of shares reflects the number of shares multiplied by $0.2880 per share, which was the closing price of our Class A Common Stock on the Nasdaq Global Market on December 30, 2022.

(2)
Mr. Kovacevich stepped down from his position as Chief Executive Officer of the Company effective December 31, 2022 and was appointed Chief Corporate Development Officer of the Company effective January 1, 2023.

(3)
Mr. Snyder was appointed Chief Executive Officer of the Company effective January 1, 2023.

(4)
Mr. Dahya stepped down from his position as Chief Accounting Officer of the Company effective December 31, 2022 and forfeited all unvested awards at such time.

(5)
Mr. Mote stepped down from his position as Chief Financial Officer of the Company effective May 17, 2022 and forfeited all unvested awards at such time.

(6)
Ms. Reeve was appointed Chief Financial and Legal Officer of the Company effective December 6, 2022.

Employment Agreements
Warehouse Goods LLC, our wholly owned subsidiary (“Warehouse Goods”) entered into an employment agreement with William Mote, our former Chief Financial Officer, on August 19, 2020 which was subsequently amended and restated on March 9, 2022. In connection with his entry into the amended and restated agreement, Mr. Mote’s prior employment agreement was terminated. On March 9, 2022, Warehouse Goods also entered into an employment agreement with Nicholas Kovacevich, our Chief Corporate Development Officer, which was subsequently amended and restated on October 6, 2022. In connection with his entry into the amended and restated agreement, Mr. Kovacevich’s prior employment agreement was terminated. On March 28, 2022, Warehouse Goods entered into an Executive Employment Agreement with Craig Snyder, our Chief Executive Officer, which was subsequently amended and restated on August 15, 2022 and January 6, 2023. In connection with each of Mr. Snyder’s amended and restated employment agreements, the preceding agreement was terminated. On December 6, 2022, Warehouse Goods entered into an employment agreement with Lana Reeve, our Chief Financial and Legal Officer. Pursuant to these employment agreements, Messrs. Snyder and Kovacevich and Ms. Reeve currently are, and Mr. Mote was, entitled to following compensation:
Name and Principal Position	Annual Base Salary	Annual Bonus
Craig Snyder Chief Executive Officer(1)	$350,000	Up to 70% of base salary based upon the attainment of one or more performance goals
Nicholas Kovacevich Chief Corporate Development Officer(2)	$180,000	Cash bonus of $260,000 for the fiscal year ended December 31, 2022 and eligible to receive a bonus of up to $100,000 in subsequent years
Lana Reeve Chief Financial and Legal Officer(3)	$250,000	Up to 60% of base salary based upon the attainment of one or more performance goals
William Mote Chief Financial Officer(4)	$340,000	Up to 60% of base salary based upon the attainment of one or more performance goals

(1)
Mr. Snyder was appointed Chief Executive Officer of the Company effective January 1, 2023.

(2)
Mr. Kovacevich stepped down from his position as Chief Executive Officer of the Company effective December 31, 2022 and was appointed Chief Corporate Development Officer of the Company effective January 1, 2023.

(3)
Ms. Reeve was appointed Chief Financial and Legal Officer of the Company effective December 6, 2022.

(4)
Mr. Mote stepped down from his position as Chief Financial Officer of the Company effective May 17, 2022.

Mr. Mote’s employment agreement provided for an original term of up to two years, Mr. Snyder’s employment agreement provides for an original term of up to two years, Mr. Kovacevich’s employment agreement provides for an original term ending on December 31, 2023 and Ms. Reeve’s employment agreement provides for an original term of up to one year. Mr. Mote’s employment agreement provided for automatic one-year extensions unless either party gave written notice of termination not less than 60 days prior to the termination of the then-current term. Each of Messrs. Snyder’s and Kovacevich’s and Ms. Reeve’s employment agreements also provide for automatic one-year extensions unless either party gives written notice of termination not less than 60 days prior to the termination of the then-current term. Messrs. Snyder and Kovacevich and Ms. Reeve are, and Mr. Mote was, entitled to the annual compensation described above, and Messrs. Snyder and Kovacevich and Ms. Reeve are, and Mr. Mote was, eligible to receive an annual incentive bonus (calculated as a percentage of base salary as described above). Mr. Snyder’s and Ms. Reeve’s performance against this bonus are, and Mr. Mote’s performance against this bonus was, determined by company performance and individual performance. For Mr. Kovacevich, his bonus is specified in advance. For Mr. Snyder, the weighting is, and for Mr. Mote, the weighting was, 70% company and 30% individual. For Ms. Reeve the weighting is 60% company and 30% individual. During the term of employment, Messrs. Snyder and Kovacevich and Ms. Reeve are, and Mr. Mote was, entitled to participate in all employee benefit plans and programs made available to our employees generally, subject to the eligibility and participation restrictions of each such plan or program. Messrs. Snyder and Kovacevich and Ms. Reeve are, and Mr. Mote was, entitled to reimbursement for all reasonable business expenses incurred in connection with carrying out their respective duties.
Pursuant to their employment agreements, Messrs. Snyder and Kovacevich and Ms. Reeve may terminate his or her employment at any time without cause. Messrs. Snyder and Kovacevich and Ms. Reeve are terminable by us at any time: (i) without cause; (ii) for cause (as defined in each of Messrs. Snyder and Kovacevich and Ms. Reeve’s employment agreements); (iii) in the event of his or her death; or (iv) in the event of his disability that cannot be accommodated under the requirements of law. Upon termination of Messrs. Snyder’s and Kovacevich’s or Ms. Reeve’s employment agreements, neither party shall have any further obligation except for obligations accruing prior to the date of termination. If terminated without cause, Messrs. Snyder and Kovacevich and Ms. Reeve are entitled to receive his or her base salary to the date of termination, any bonus that has accrued but is unpaid as of the date of termination and any reimbursable expenses not yet reimbursed as of such date, in addition to the receipt of outplacement services at the Company’s expense, provided that the cost of such services shall not exceed $20,000 or continue for longer than three months in the case of Messrs. Snyder and Kovacevich. If terminated without cause, Messrs. Snyder and Kovacevich and Ms. Reeve are also entitled to severance equal to six, twelve and six months, respectively, of his or her base salary in effect on the date of termination. In addition, if terminated without cause, Messrs. Snyder and Kovacevich and Ms. Reeve are entitled to a cash payment equal to the applicable COBRA premium payments that would be payable by Messrs. Snyder and Kovacevich and Ms. Reeve to continue his or her Company-provided healthcare services for himself, herself and any dependents (the “Company Healthcare Plan”) covered at the time of termination (collectively, the “COBRA Payment”). If terminated without cause, Messrs. Snyder and Kovacevich and Ms. Reeve are entitled a COBRA Payment equal to six, twelve and six months of coverage under the Company Healthcare Plan, respectively.
Pursuant to his employment agreement, Mr. Mote was terminable by us at any time: (i) without cause; (ii) for cause (as defined in his employment agreement); (iii) in the event of his death; or (iv) in the event of his disability. If Mr. Mote was terminated for cause, he was entitled to receive his base salary to the date of termination, any bonus that had accrued but was unpaid as of the date of termination and any reimbursable expenses not yet reimbursed as of such date. If Mr. Mote was terminated due to death or disability, he (or his estate) was entitled to receive his base salary for six months after the date of termination, any bonus that had accrued but was unpaid as of the date of termination, payment for any accrued but unused vacation days and any reimbursable expenses not yet reimbursed as of such date. In addition, Mr. Mote was entitled to a COBRA Payment equal to six months of coverage under the Company Healthcare Plan if terminated without cause.
Pursuant to their employment agreements, Messrs. Snyder and Kovacevich and Ms. Reeve are, and Mr. Mote was, subject to customary confidentiality restrictions and work-product provisions, and Messrs. Snyder and Kovacevich and Ms. Reeve are, and Mr. Mote was, subject to customary non-competition covenants and non-solicitation covenants with respect to our employees, consultants and customers. In connection with his separation from the Company, Mr. Mote entered into a separation and general release agreement which subjects him to certain continuing obligations and restrictions, including with respect to confidentiality and non-disparagement.
We do not currently maintain any retirement plans, other than matching 401(k) plans, for our executives or other employees.

EQUITY COMPENSATION PLAN INFORMATION
The following table gives information about shares of our Class A Common Stock that may be issued under the Second Amended and Restated Greenlane Holdings, Inc. 2019 Equity Incentive Plan (the “2019 Equity Incentive Plan”) as of December 31, 2022.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by stockholders	250,794(1)	$55.73	886,424
Equity compensation plans not approved by stockholders	—	—	—
Total	250,794	$55.73	886,424

(1)
Includes 103,878 shares of Class A Common Stock issuable under the KushCo Holdings, Inc. 2016 Stock Incentive Plan, as amended, which was assumed by Greenlane upon the closing of the transactions contemplated by the Merger Agreement.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee is currently composed of Ms. Persofsky and Messrs. Hunter and Uttz, with Mr. Uttz serving as its chair. The members of the Audit Committee are appointed by and serve at the discretion of the Board.
One of the principal purposes of the Audit Committee is to assist the Board in the oversight of the integrity of the Company’s financial statements. The Company’s management team has the primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 with our management.
The Audit Committee also is responsible for assisting the Board of Directors in the oversight of the qualification, independence and performance of the Company’s independent auditors. The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and those matters required to be discussed by the applicable standards of the Public Company Accounting Oversight Board (“PCAOB”).
The Audit Committee has received both the written disclosures and the letter from Marcum LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with Marcum LLP its independence. In addition, the Audit Committee has considered whether the provision of non-audit services, and the fees charged for such non-audit services, by Marcum LLP are compatible with maintaining the independence of Marcum LLP from management and the Company.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements for 2022 be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.
Respectfully submitted,
The Audit Committee of the Board of Directors
Jeff Uttz (Chairman)
Donald Hunter
Renah Persofsky
The Audit Committee Report above does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act of 1933, as amended, that might incorporate SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

PRINCIPAL STOCKHOLDERS
The following table sets forth certain information as of April 9, 2023, regarding the beneficial ownership of shares of our Common Stock (including shares issuable upon the exercise or conversion of securities that entitle the holders thereof to obtain Common Stock upon exercise or conversion in accordance with the terms thereof) and our Series A Preferred Stock by (a) each of our directors, (b) each of our executive officers, (c) all of our directors and executive officers as a group, and (d) each person known to us to be the beneficial owner of more than five percent of our Common Stock. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and dispositive power with respect to such shares. The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power and/or dispositive power with respect to such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (a) the exercise of any option, warrant or right, (b) the conversion of a security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement.
Unless otherwise indicated, the address of each person listed below is c/o Greenlane Holdings, Inc. 1095 Broken Sound Parkway, Suite 100, Boca Raton, Florida 33487.
Name	Number of Shares of Class A Common Stock Beneficially Owned	% of All Class A Common Stock Shares(1)	Number of Shares of Series A Preferred Stock Beneficially Owned(2)	Percentage of Voting Power on Proposals 3 and 4(3)
Craig Snyder	23,701(4)	*
Lana Reeve	50,000(5)	*
Donald Hunter	12,832(6)	*
Renah Persofsky	12,934(7)	*
Aaron LoCascio	17,314(8)	*
Jeff Uttz	6,498(9)	*
All executive officers, directors and director nominees as a group (6 people)	123,279	*
More than 5% Beneficial Owners
Hudson Bay Capital Management LP(10) 28 Havemeyer Place, 2nd Floor, Greenwich, CT 06830	1,753,994	11.0%
Walleye Capital LLC(11) 2800 Niagara Lane N, Plymouth, MN 55447	1,088,199	6.8%

*
Less than 1.0%

(1)
Based on an aggregate of 15,985,637 shares of our Class A Common Stock outstanding as of April 9, 2023.

(2)
On            , 2023, our Board declared a dividend of one one-thousandth (1/1,000th) of a share of Series A Preferred Stock for each outstanding share of Class A Common Stock to holders of record of Class A Common Stock as of 5:00 p.m. Eastern Time on April   , 2023. Shares of Series A Preferred Stock will not be distributed with respect to any options to purchase our Class A Common Stock unless such options are exercised prior to such record date. Shares of Series A Preferred Stock will not be distributed with respect to any options to purchase our Common Stock unless such options are exercised prior to such record date. All shares of Series A Preferred Stock that are not present virtually or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed. The Series A Preferred Stock is entitled to be voted together with the Class A Common Stock as a single class on the Reverse Split Proposal and the Adjournment Proposal.

(3)
Based on an aggregate of      shares of our Series A Preferred Stock outstanding as of April   , 2023.

(4)
Includes (i) 10,658 shares of Class A Common Stock issuable upon exercise of stock options within 60 days after April 9, 2023; and (ii) 8,695 restricted shares of Class A Common Stock that vest 33% annually, starting on March 28, 2022, such that on March 28, 2025, the restricted shares of Class A Common Stock will be 100% vested. As of April 9, 2023, 2,898 of Mr. Snyder’s restricted shares of Class A Common Stock have vested.

(5)
Includes 50,000 restricted shares of Class A Common Stock that vest 50% on the six- and twelve-month anniversaries of the date of grant, starting on December 6, 2022, such that on December 6, 2023, the restricted shares of Class A Common Stock will be 100% vested. As of April 9, 2023, none of Ms. Reeve’s restricted shares of Class A Common Stock have vested.

(6)
Includes 9,023 shares of Class A Common Stock issuable upon exercise of stock options within 60 days after April 9, 2023.

(7)
Includes 7,253 shares of Class A Common Stock issuable upon exercise of stock options within 60 days after April 9, 2023.

(8)
Includes 13,102 shares of Class A Common Stock issuable upon exercise of stock options within 60 days after April 9, 2023.

(9)
Includes 3,361 shares of Class A Common Stock issuable upon exercise of stock options within 60 days after April 9, 2023.

(10)
Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on February 8, 2023 reporting beneficial ownership as of December 31, 2022, Hudson Bay Capital Management LP and Sander Gerber possess shared voting shared dispositive power over 1,753,994 shares.

(11)
Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on February 14, 2023 reporting beneficial ownership as of December 31, 2022, Walleye Capital LLC possesses sole voting and sole dispositive power over 1,088,199 shares.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transaction Policy
Our Board recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board has adopted a written policy on transactions with related persons under which:
•
any related-person transaction must be reviewed and approved or ratified by the Audit Committee, or the chair of the Audit Committee in the event management decides it is not practicable or desirable to wait until the next committee meeting; and

•
management must periodically inquire of directors and officers with respect to any potential related-person transaction of which they may be a party or of which they may be aware.

•
any employment relationship or transaction involving an executive officer and any related compensation must be approved by the compensation committee of the Board or recommended by the compensation committee to the Board for its approval.

In connection with the review and approval or ratification of a related-person transaction:
•
management must disclose to the Audit Committee or the chair of the Audit Committee, (i) the basis on which the person is a related person; (ii) the material facts of the related-party transaction, including the proposed aggregate value of such transaction or, in the case of indebtedness, the amount of principal and interest that would be involved and other principal terms of such indebtedness; (iii) the benefits to the Company of the proposed related-party transaction; (iv) if applicable, the availability of other sources of comparable products or services; and (v) an assessment of whether the proposed related-party transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally;

•
the Audit Committee shall consider all of the relevant facts and circumstances available to the Audit Committee, including (if applicable), but not limited to: the benefits to the Company; the impact on a director’s independence in the event the related person is a director, an immediately family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. The Audit Committee may seek bids, quotes or independent valuations from third parties in connection with assessing any related-person transaction; and

•
to the extent required to be disclosed in our applicable filings under the Securities Act or the Exchange Act, and related rules, management must ensure that the related-person transaction is disclosed in accordance with such acts and related rules.

In addition, the related-person transaction policy provides that from time-to-time Audit Committee shall review any previously approved or ratified related-party transactions that remain ongoing and have a remaining term of more than six months or remaining amounts payable to or receivable from the Company of more than $75,000. Based on all relevant facts and circumstances, taking into consideration the Company’s contractual obligations, the Audit Committee shall determine if it is in the best interests of the Company and its stockholders to continue, modify or terminate the related-person transaction.
Related Party Transactions
Sales to Related Parties
Nicholas Kovacevich, our Chief Corporate Development Officer owns capital stock of Unrivaled Brands Inc. (“Unrivaled”) and serves on the Unrivaled board of directors. Net sales to Unrivaled totaled approximately $0.4 million and $0.1 million for the years ended December 31, 2022 and 2021, respectively. Total gross accounts receivable due from Unrivaled were approximately $0.4 million as of December 31, 2022 and 2021, respectively. On February 8, 2023, we filed a lawsuit against Unrivaled in Superior Court of California, Orange County, seeking to compel the repayment of Unrivaled’s open balance due to us. We can provide no assurances that we will be successful in this lawsuit, or that the amounts due to us, or any portion thereof, will be recovered.
Adam Schoenfeld, co-founder and a former director of the Company, has a significant ownership interest in one of our customers, Universal Growing. Net sales to Universal Growing totaled approximately $0.1 million and $0.2 million for the years ended December 31, 2022 and 2021, respectively. Total gross accounts receivable due from Universal Growing as of December 31, 2022 and 2021 were de minimis.
Renah Persofsky, a current director of the Company, is a member of the board of directors of Tilray Brands, Inc. (“Tilray”). Net sales to Tilray totaled approximately $2.2 million for the year ended December 31, 2022. Because Ms. Persofsky’s indirect interest in this transaction related solely to being a director of Tilray, pursuant to Item 404 of SEC Regulation S-K, Ms. Persofsky’s indirect interest in this transaction is deemed not material because it arises solely as a result of her service as a director of Tilray.
Bridge Loan
In December 2021, we entered into a Secured Promissory Note with Aaron LoCascio, our co-founder, former Chief Executive Officer and President, and a current director of the Company, with respect to the $8.0 million Bridge Loan. On June 30, 2022, we entered into the First Amendment to the Secured Promissory Note, which provided for the extension of the maturity date of the Secured Promissory Note from June 30, 2022 to July 14, 2022. On July 19, 2022, we fully repaid the Bridge Loan and, as a result, all obligations under the Bridge Loan have been satisfied.
VIBES Sales
On July 19, 2022, Warehouse Goods entered into a Membership Interest Purchase Agreement and supporting documents (collectively, the “Sale Agreement”) with Portofino Partners LLC (“Portofino”) to sell the Company’s 50% stake in VIBES Holdings LLC for total consideration of $4.6 million in cash. The transactions contemplated by the Sale Agreement were completed on July 19, 2022, immediately following the signing of the Sale Agreement. Portofino is an entity partially controlled by Adam Schoenfeld. The Sale Agreement was approved by the affirmative vote of a majority of the disinterested members of the Board and the audit committee of the Board in accordance with the Company’s related party transactions policy.]
Operating Agreement
We operate our business through Greenlane Holdings, LLC and its subsidiaries. The operations of Greenlane Holdings, LLC, are set forth in the Greenlane Holdings, LLC’s Fourth Amended and Restated Operating Agreement, which we refer to as the “Operating Agreement.” As of December 31, 2022, we are the sole member of Greenlane Holdings, LLC and hold all of the outstanding common units in Greenlane Holdings, LLC.
Appointment as Manager.   We are the sole manager of Greenlane Holdings, LLC. As the manager, we control all of the day-to-day business affairs and decision-making of Greenlane Holdings, LLC. As such, we, through our officers and directors, are responsible for all operational and administrative decisions of Greenlane Holdings, LLC and the day-to-day management of Greenlane Holdings, LLC’s business.
Compensation.   We are not entitled to compensation for our services as the manager. We are entitled to reimbursement by Greenlane Holdings, LLC for all fees and expenses incurred on behalf of Greenlane Holdings, LLC, including all expenses associated with this offering and maintaining our corporate existence, and all fees, expenses and costs of being a public company (including expenses incurred in connection with public reporting obligations, proxy statements, stockholder meetings, stock exchange fees, transfer agent fees, legal fees, SEC and FINRA filing fees and offering expenses) and maintaining our corporate existence, including all costs of maintaining our Board and committees of the board, executive compensation and certain insurance policies.
Distributions.   The Operating Agreement requires “tax distributions,” as that term is defined in the Operating Agreement, to be made by Greenlane Holdings, LLC to its “members,” as that term is defined in the Operating Agreement. Tax distributions will be made at least annually based on such member’s allocable share of the taxable income of Greenlane Holdings, LLC and at a commencing tax rate equal to the highest effective marginal combined federal, state and local income tax rate applicable to corporate or individual taxpayers that may potentially apply to any member for the relevant period taking into account (i) any deductions pursuant to Section 199A of the Code, and (ii) the character of the relevant tax items (e.g., ordinary or capital), as we, as the sole manager of Greenlane Holdings, LLC, reasonably determine. For this purpose, the taxable income of Greenlane Holdings, LLC, and our allocable share of such taxable income, shall be determined without regard to any tax basis adjustments that result from our deemed or actual purchase of Common Units from the members (as described below under “— Tax Receivable Agreement”). The tax rate used to determine tax distributions will apply regardless of the actual final tax liability of any such member. Tax distributions will also be made only to the extent all distributions from Greenlane Holdings, LLC for the relevant period were otherwise insufficient to enable each member to cover its tax liabilities as calculated in the manner described above. The Operating Agreement also allows for distributions to be made by Greenlane Holdings, LLC to its members on a pro rata basis out of “distributable cash,” as that term is defined in the Operating Agreement. We expect Greenlane Holdings, LLC may make distributions out of distributable cash periodically to the extent permitted by the agreements governing its indebtedness and as required by Greenlane Holdings, LLC for its capital and other needs, such that we in turn are able to make dividend payments, if any, to the holders of our Class A Common Stock.
Dissolution.   The Operating Agreement provides that the decision of the manager will be required to voluntarily dissolve Greenlane Holdings, LLC. In addition to a voluntary dissolution, Greenlane Holdings, LLC will be dissolved upon a change of control transaction under certain circumstances, as well as upon the entry of a decree of judicial dissolution or other circumstances in accordance with Delaware law. Upon a dissolution event, the proceeds of a liquidation will be distributed in the following order: (i) first, to pay all expenses of winding up Greenlane Holdings, LLC; and (ii) second, to pay all debts and liabilities and obligations of Greenlane Holdings, LLC.
Indemnification and Exculpation.   The Operating Agreement provides for indemnification for all expenses, liabilities and losses reasonably incurred by any person by reason of the fact that such person is or was a member or is or was serving at the request of Greenlane Holdings, LLC as the manager, an officer, an employee or an agent of Greenlane Holdings, LLC; provided, however, that there will be no indemnification for actions made not in good faith or in a manner which the person did not reasonably believe to be in or not opposed to the best interests of Greenlane Holdings, LLC, or, with respect to any criminal action or proceeding other than by or in the right of Greenlane Holdings, LLC, where the person had reasonable cause to believe the conduct was unlawful, or for breaches of any representations, warranties or covenants by such person or its affiliates contained in the Operating Agreement or in other agreements with Greenlane Holdings, LLC.
We, as the manager, and our affiliates, will not be liable to Greenlane Holdings, LLC for damages incurred by any acts or omissions as the manager, provided that the acts or omissions of these exculpated persons are not the result of fraud, intentional misconduct, knowing violations of law, or breaches of the Operating Agreement or other agreement with Greenlane Holdings, LLC.
Tax Receivable Agreement
In connection with our initial public offering we entered into a tax receivable agreement (the “Tax Receivable Agreement”) with Greenlane Holdings, LLC and each of the members of Greenlane Holdings, LLC. We expect to obtain an increase in our share of the tax basis of the assets of Greenlane Holdings, LLC when a member receives cash or shares of our Class A Common Stock in connection with a redemption or exchange of such member’s Common Units for Class A Common Stock or cash (such basis increase, the “Basis Adjustments”). We intend to treat such acquisition of Common Units as a direct purchase by us of Common Units or net capital assets from a member for U.S. federal income and other applicable tax purposes, regardless of whether such Common Units are surrendered by a member to Greenlane Holdings, LLC for redemption or sold to us upon the exercise of our election to acquire such Common Units directly. Basis Adjustments may have the effect of reducing the amounts that we would otherwise pay in the future to various tax authorities. The Basis Adjustments may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.
The Tax Receivable Agreement provides for the payment by us to such persons of 85% of the amount of tax benefits, if any, that we actually realize, or in some circumstances are deemed to realize, as a result of the Transactions described above, including increases in the tax basis of the assets of Greenlane Holdings, LLC arising from such Transactions, and tax basis increases attributable to payments made under the Tax Receivable Agreement and deductions attributable to imputed interest and other payments of interest pursuant to the Tax Receivable Agreement. Greenlane Holdings, LLC will have in effect an election under Section 754 of the Code effective for each taxable year in which a redemption or exchange of Common Units for shares of our Class A Common Stock or cash occurs. These Tax Receivable Agreement payments are not conditioned upon any continued ownership interest in either Greenlane Holdings, LLC or us by any member. The rights of each member under the Tax Receivable Agreement are assignable by each member with our consent, which we may not unreasonably withhold, so long as the assignee joins as a party to the Tax Receivable Agreement. We expect to benefit from the remaining 15% of tax benefits, if any, that we may actually realize.
The actual Basis Adjustments, as well as any amounts paid to the members under the Tax Receivable Agreement, will vary depending on a number of factors, including:
•
the timing of any subsequent redemptions or exchanges — for instance, the increase in any tax deductions will vary depending on the fair value, which may fluctuate over time, of the depreciable or amortizable assets of Greenlane Holdings, LLC at the time of each redemption or exchange;

•
the price of shares of our Class A Common Stock at the time of redemptions or exchanges — the Basis Adjustments, as well as any related increase in any tax deductions, is directly related to the price of shares of our Class A Common Stock at the time of each redemption or exchange;

•
the extent to which such redemptions or exchanges are taxable — if a redemption or exchange is not taxable for any reason, increased tax deductions will not be available; and

•
the amount and timing of our income — the Tax Receivable Agreement generally will require us to pay 85% of the tax benefits as and when those benefits are treated as realized under the terms of the Tax Receivable Agreement. If we do not have taxable income, we generally will not be required (absent a change of control or other circumstances requiring an early termination payment) to make payments under the Tax Receivable Agreement for that taxable year because no tax benefits will have been actually realized. However, any tax benefits that do not result in realized tax benefits in a given taxable year will likely generate tax attributes that may be utilized to generate tax benefits in previous or future taxable years. The utilization of any such tax attributes will result in payments under the Tax Receivable Agreement.

For purposes of the Tax Receivable Agreement, cash savings in income and franchise tax are computed by comparing our actual income and franchise tax liability to the amount of such taxes that we would have been required to pay had there been no Basis Adjustments and had the Tax Receivable Agreement not been entered into. The Tax Receivable Agreement generally applies to each of our taxable years, beginning with the first taxable year ending after the completion of this offering. There is no maximum term for the Tax Receivable Agreement; however, the Tax Receivable Agreement may be terminated by us pursuant to an early termination procedure that requires us to pay the members an agreed upon amount equal to the estimated present value of the remaining payments to be made under the agreement (calculated based on certain assumptions, including regarding tax rates and utilization of the Basis Adjustments).
The payment obligations under the Tax Receivable Agreement are obligations of our company and not of Greenlane Holdings, LLC. Although the actual timing and amount of any payments that may be made under the Tax Receivable Agreement will vary, we expect that the payments that we may be required to make to the members could be substantial. Any payments made by us to members under the Tax Receivable Agreement will generally reduce the amount of overall cash flow that might have otherwise been available to us or to Greenlane Holdings, LLC and, to the extent that we are unable to make payments under the Tax Receivable Agreement for any reason, the unpaid amounts generally will be deferred and will accrue interest until paid by us.
Decisions made by us in the course of running our business, such as with respect to mergers, asset sales, other forms of business combinations or other changes in control, may influence the timing and amount of payments that are received by a member under the Tax Receivable Agreement. For example, the earlier disposition of assets following a transaction that results in a Basis Adjustment will generally accelerate payments under the Tax Receivable Agreement and increase the present value of such payments.

The Tax Receivable Agreement provides that if (i) we materially breach any of our material obligations under the Tax Receivable Agreement, (ii) certain mergers, asset sales, other forms of business combination, or other changes of control were to occur, or (iii) we elect an early termination of the Tax Receivable Agreement, then our obligations, or our successor’s obligations, under the Tax Receivable Agreement would accelerate and become due and payable, based on certain assumptions, including an assumption that we would have sufficient taxable income to fully utilize all potential future tax benefits that are subject to the Tax Receivable Agreement.
As a result, (i) we could be required to make cash payments to the members that are greater than the specified percentage of the actual benefits we ultimately realize in respect of the tax benefits that are subject to the Tax Receivable Agreement, and (ii) if we elect to terminate the Tax Receivable Agreement early, we would be required to make an immediate cash payment equal to the present value of the anticipated future tax benefits that are the subject of the Tax Receivable Agreement, which payment may be made significantly in advance of the actual realization, if any, of such future tax benefits. In these situations, our obligations under the Tax Receivable Agreement could have a material adverse effect on our liquidity and could have the effect of delaying, deferring or preventing certain mergers, asset sales, other forms of business combination, or other changes of control. There can be no assurance that we will be able to finance our obligations under the Tax Receivable Agreement.
Payments under the Tax Receivable Agreement will be based on the tax reporting positions that we determine. If any such position is subject to a challenge by a taxing authority the outcome of which would reasonably be expected to materially affect a recipient’s payments under the Tax Receivable Agreement, then we will not be permitted to settle or fail to contest such challenge without the consent (not to be unreasonably withheld or delayed) of each member that directly or indirectly owns at least 10% of the outstanding Common Units. We will not be reimbursed for any cash payments previously made to any member pursuant to the Tax Receivable Agreement if any tax benefits initially claimed by us are subsequently challenged by a taxing authority and ultimately disallowed. Instead, in such circumstances, any excess cash payments made by us to a member will be netted against any future cash payments that we might otherwise be required to make under the terms of the Tax Receivable Agreement. However, we might not determine that we have effectively made an excess cash payment to the members for a number of years following the initial time of such payment and, if our tax reporting positions are challenged by a taxing authority, we will not be permitted to reduce any future cash payments under the Tax Receivable Agreement until any such challenge is finally settled or determined. As a result, it is possible that we could make cash payments under the Tax Receivable Agreement that are substantially greater than our actual cash tax savings.
Payments are generally due under the Tax Receivable Agreement within a specified period of time following the filing of our tax return for the taxable year with respect to which the payment obligation arises, although interest on such payments will begin to accrue at a rate of LIBOR plus 100 basis points from the due date (without extensions) of such tax return. Any late payments that may be made under the Tax Receivable Agreement will continue to accrue interest at LIBOR plus 500 basis points until such payments are made, including any late payments that we may subsequently make because we did not have enough available cash to satisfy our payment obligations at the time at which they originally arose.
Indemnification Agreements
Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the laws of the State of Delaware in effect from time to time, subject to certain exceptions contained in our Bylaws. In addition, our Charter provides that our directors will not be personally liable to us or our stockholders for any damages other than for breaches of fiduciary duty involving intentional misconduct, fraud or a knowing violation of law.
We have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, and expense advancement and reimbursement, to the fullest extent permitted under the laws of the State of Delaware in effect from time to time, subject to certain exceptions contained in those agreements.

There is no pending litigation or proceeding naming any of our directors or officers to which indemnification is being sought, and we are not aware of any pending litigation that may result in claims for indemnification by any director or officer.

PROPOSAL 1: ELECTION OF DIRECTORS
The Board is currently comprised of five directors, all of whom have terms expiring at the Annual Meeting. The nominees, all of whom are currently serving as directors of the Company, have been recommended by the Board for re-election to serve as directors for one-year terms until the 2024 Annual Meeting and until their successors are duly elected and qualify. Based on its review of the relationships between the director nominees and the Company, the Board has affirmatively determined that the following directors are “independent” directors under the listing requirements of Nasdaq and under applicable rules of the SEC: Renah Persofsky, Donald Hunter, and Jeff Uttz.
The Board knows of no reason why any nominee would be unable to serve as a director. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board. Under these circumstances, the Board may also, as permitted by our Bylaws, decrease the size of the Board.
Nominees for Election for a One-Year Term Expiring at the 2024 Annual Meeting
The following table sets forth the name and age of each nominee for director, indicating all positions and offices with us currently held by the director.
Name	Age(1)	Title	Director Since
Craig Snyder	59	Chief Executive Officer	2023
Donald Hunter	66	Chairman of the Board of Directors	2021
Renah Persofsky	64	Independent Director	2022
Aaron LoCascio	38	Director	2018
Jeff Uttz	54	Independent Director	2019

(1)
Age as of April 9, 2023.

Set forth below are descriptions of the backgrounds and principal occupations of each of our directors, and the period during which he or she has served as a director.
Craig Snyder:   Mr. Snyder has served as a director and as our Chief Executive Officer since January 2023. Previously, he served as our Chief Commercial Officer from March 2022 through August 2022 and as our President from August 2022 through December 2022. Mr. Snyder is an experienced leader with over 20 years of success in driving growth and development of high tech and emerging technology organizations. He has significant experience leading disruptive strategies in new markets and building corporate reputation on a national scale. Mr. Snyder has held senior leadership positions at two Fortune 100 companies (PepsiCo, Inc. & Citigroup Inc.) with executive leadership experience in two successful startup to Nasdaq initial public offering success stories (Go2Net, Inc. & Marchex, Inc.), as well as significant experience with large scale mergers and acquisitions integration and restructuring. He is a graduate of the United States Naval Academy and a former Naval Officer. Mr. Snyder’s knowledge of the Company and its business and his prior leadership experience at other public companies led to his appointment to the Board.
Donald Hunter:   Mr. Hunter has served as a director since the merger with KushCo in August 2021 and previously served as a director of KushCo from February 2018 until the closing of the merger. Since 2007, Mr. Hunter has served as principal at Donald Hunter, LLC, a consulting practice that assists private equity firms and entrepreneurs to enhance the value of their technology companies. He previously served as Chief Operating Officer and Chief Financial Officer of Harbor Global Company Limited, a publicly traded investment management, natural resources, and real-estate company from 2000 through 2006, and as a senior executive at The Pioneer Group, Inc. from 1988 through 2000, with responsibility for international start-up companies. Mr. Hunter began his career at the General Electric Company, where he was a member of the corporate audit staff and a graduate of its Financial Management Training Program. Since 2013, Mr. Hunter has served as a member of the board of directors of The LGL Group, Inc. (“LGL”), an NYSE-listed frequency and spectrum control engineering and manufacturing company, and also serves as the

Chairman of the LGL Audit Committee and a member of its Nominating Committee, and formerly served on its Compensation Committee. Previously, Mr. Hunter served as a member of the board of directors, Chairman of the Audit Committee and member of the Nominating Committee of Juniper Pharmaceuticals, a Nasdaq-listed specialty pharmaceuticals company, from March 2014 through March 2016, and a member of the board of directors of LICT Corporation, a holding company with subsidiaries in telecommunications and multimedia, from June 2014 through June 2015. Mr. Hunter qualifies as a financial expert under the applicable rules of the SEC and is an active member of the National Association of Corporate Directors. He holds a Bachelor of Science, magna cum laude, and an MBA with high honors from Boston University. Mr. Hunter’s more than 25 years of public company experience and knowledge of corporate governance, SEC reporting, internal controls, international operations and mergers and acquisitions matters led to his appointment as director.
Renah Persofsky:   Ms. Persofsky has served as a director since April 2022. Ms. Persofsky has served as the Chief Executive Officer of Strajectory Corp. since 2010 and was an Executive Consultant of Canadian Imperial Bank of Commerce from 2011 to 2021. Since October 2017 Ms. Persofsky has served as the Vice Chairwoman and Lead Director of Tilray Inc. (Nasdaq: TLRY) (previously Aphria Inc.), and has served as the Executive Chairwoman of Green Gruff Inc. since July 2019. Ms. Persofsky is also currently a Board Member of K.B. Recycling Ltd., (Alkemy) and Hydrofarm Holdings Group (Nasdaq: HYFM). Ms. Persofsky has also previously served as an Executive Consultant to many iconic brands including Tim Hortons, Canadian Tire, Canada Post and Interac, and was an Executive Officer of the Bank of Montreal. She previously co-chaired the Canadian Minister’s Advisory Committee on Electronic Commerce, as well as served as a Special Advisor to the Minister of Foreign Affairs and Trade. Ms. Persofsky’s extensive public company board experience and governance and management experience led to her appointment to the Board.
Aaron LoCascio:   Mr. LoCascio, our co-founder, has served as a director since May 2018, served as our President from August 2021 until December 2021, served as our Chief Executive Officer from May 2018 until August 2021 and served as the Chief Executive Officer of Greenlane Holdings, LLC from its inception in 2007 until August 2021. He received his Associate’s degree in Accounting from Valencia Community College. Mr. LoCascio brings to the board extensive executive leadership experience, industry relationships and knowledge, and, through his position as our co-founder and as our former Chief Executive Officer and President, he will use his full range of skills and perspective to further our success.
Jeff Uttz:   Mr. Uttz was elected to our Board in April 2019 in connection with our initial public offering. From September 2013 to March 2017, Mr. Uttz served as the Chief Financial Officer of Shake Shack Inc. (NYSE: SHAK), an international burger restaurant chain. From September 2001 to June 2013, Mr. Uttz served as the Chief Financial Officer of Yard House USA, Inc., a full-service restaurant chain. Prior to that, Mr. Uttz held a number of positions at CKE Restaurants, Inc., working his way up from Manager of Corporate Banking to Vice President of Finance. Mr. Uttz is a Certified Public Accountant (inactive) and began his career at KPMG. From July 2017 to July 2018, he also served as a non-executive director of Pret a Manger, an international sandwich shop chain. Mr. Uttz received his Bachelor of Arts degree in Business Administration from California State University, Fullerton. He brings to the board extensive financial expertise and significant experience in public company financial leadership.
Vote Required and Recommendation
In connection with uncontested elections in which the number of directors nominees equals the number of directors to be elected, directors are elected by the affirmative vote of the majority of votes cast by holders of Class A Common Stock once a quorum has been established, which means that the director nominee much receive more “for” votes than “against” votes for his or her election. The election of directors at the 2023 Annual Meeting is uncontested. If any director nominee is not elected by such majority voting standard, the director must submit an irrevocable resignation, contingent on the acceptance of that resignation by the Board. There is no cumulative voting in the election of directors. For purposes of the election of directors, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES SET
FORTH ABOVE.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board, which is composed entirely of independent directors, has appointed Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2023. After careful consideration of the matter and in recognition of the importance of this matter to our stockholders, the Board has determined that it is in the best interests of the Company and our stockholders to seek the ratification by our stockholders of our Audit Committee’s selection of our independent registered public accounting firm. A representative of Marcum will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Vote Required and Recommendation
The affirmative vote of the holders of a majority of all the votes cast by holders of Class A Common Stock at the Annual Meeting with respect to the matter is necessary for the approval of the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2023. For purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote. Even if the appointment of Marcum as our independent registered public accounting firm is ratified, the Audit Committee may, in its discretion, change that appointment at any time during the year should it determine such a change would be in our and our stockholders’ best interests. In the event that the appointment of Marcum is not ratified, the Audit Committee will consider the appointment of another independent registered public accounting firm, but will not be required to appoint a different firm.
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.
Audit and Non-Audit Fees for 2022 and 2021
Our consolidated financial statements for the fiscal year ended December 31, 2022 have been audited by Marcum, which served as our independent registered public accounting firm as of the end of that year.
The following table summarizes the aggregate fees billed by Marcum for services performed for the Company for the fiscal years ended December 31, 2022 and 2021, respectively:
	Year Ended December 31, 2022(1)	Year Ended December 31, 2021(1)
Audit Fees	$622,944	$541,520
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$622,944	$541,520

(1)
Audit Fees include actual fees for the audit of our annual consolidated financial statements and the reviews of interim financial statements included in our Quarterly Reports on Form 10-Q.

Pre-Approval Policies and Procedures
The Audit Committee’s policy is to review and pre-approve, either pursuant to the Company’s Audit and Non-Audit Services Pre- Approval Policy (the “Pre-Approval Policy”) or through a separate pre-approval by the Audit Committee, any engagement of the Company’s independent auditor to provide any audit-related and non-audit services to the Company. Pursuant to the Pre-Approval Policy, which the Audit Committee reviews and reassesses periodically, a list of specific services within certain categories of services, including audit, audit-related and tax services, are specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by us for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, the Audit Committee may delegate authority to its chairperson to pre-approve engagements for the performance of audit-related and non-audit services. Additionally, all audit-related and non-audit services in excess of the pre-approved fee level, whether or not included on the pre-approved list of services, must be separately pre-approved by the Audit Committee. The Audit Committee has delegated authority to its chairperson to pre-approve engagements for the performance of audit and non-audit services, for which the estimated cost for such services shall not exceed $100,000 in the aggregate for any calendar year. The chairperson must report all pre-approval decisions to the Audit Committee at its next scheduled meeting and provide a description of the terms of the engagement. During the year ended December 31, 2022, 100% of the services provided by Marcum were pre-approved under the Pre-Approval Policy.

PROPOSAL 3: APPROVAL OF THE ADOPTION OF AN AMENDMENT TO THE CHARTER TO EFFECT A REVERSE SPLIT OF OUR COMMON STOCK
General
The Board has unanimously approved and declared advisable, and has recommended that the stockholders approve the adoption of, an amendment to the Charter to effect the Reverse Split of our Common Stock at any whole number between, and inclusive of, one-for-five to one-for-15 (the “Amendment”). Approval of this Proposal 3 will grant the Board the authority, but not the obligation, to file the Amendment to effect the Reverse Split no later than November 20, 2023, with the exact ratio and timing of the Reverse Split to be determined at the discretion of the Board. The exact split ratio selected by the Board will be publicly announced prior to the effectiveness of the Reserve Split. The Board’s decision whether or not (and when) to effect the Reverse Split, and at what whole number ratio to effect the Reverse Split, will be based on a number of factors, including market conditions, existing and anticipated trading prices for our Class A Common Stock and the continued listing requirements of the Nasdaq Global Market. The Board believes that providing the Board with this generalized grant of authority with respect to setting the split ratio, rather than mere approval of a pre-defined reverse stock split, will give the Board the flexibility to set the ratio in accordance with current market conditions and therefore allow our Board of Directors to act in the best interests of the Company and our stockholders. If the Board does not implement the Reverse Split before November 20, 2023, the authority granted in this proposal to file the Amendment to effect the Reverse Split would terminate. Further, if the stockholders do not approve this Proposal 3, the Board will not be authorized to file the Amendment to effect the Reverse Split.
The Amendment relating to this Proposal 3, which we would file with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”) to implement the Reverse Split, is attached to this Proxy Statement as Appendix A.
Nasdaq Notice Regarding Our Failure to Comply with Nasdaq’s “Minimum Bid Price” Requirement
Our Class A Common Stock trades on the Nasdaq Global Market, which we believe helps support and maintain liquidity for our stock. Companies listed on the Nasdaq Global Market, however, are subject to various rules and requirements imposed by Nasdaq that a listed company must satisfy to continue having its stock listed on the exchange. One of those standards is the “minimum bid price” requirement, which requires that the bid price of the stock of a listed company be at least $1.00 per share. A listed company risks being delisted and removed from the Nasdaq Global Market if the closing bid price of its stock remains below $1.00 per share for an extended period of time.
As disclosed in our Current Report on Form 8-K filed with the SEC on December 16, 2022, we received notice on December 13, 2022 from the Listing Qualifications Department of Nasdaq that the closing bid price for our Class A Common Stock on the Nasdaq Global Market had been below $1.00 for 30 consecutive business days and that, as a result, we were not in compliance with the minimum bid price requirement under Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). This is the second notice of non-compliance with the minimum bid price requirement we have received in the past twelve months. The notice stated that pursuant to Nasdaq Listing Rule 5810(c)(3)(A), we would have 180 calendar days, until June 12, 2023 (the “Compliance Date”), to regain compliance. For us to regain compliance with the minimum bid price requirement, our Class A Common Stock must have a closing bid price of $1.00 or more for 10 consecutive business days. Under certain circumstances, however, to ensure that a company can sustain long-term compliance, Nasdaq may require the closing bid price to equal or exceed the $1.00 minimum bid price requirement for more than 10 consecutive business days before determining that the company complies. Our Class A Common Stock is continuing to trade on Nasdaq under the symbol “GNLN” during this 180-day period.
If we do not regain compliance with the Bid Price Rule by the Compliance Date, we may be eligible for an additional 180-calendar day compliance period. To qualify, we would need to transfer the listing of our Class A Common Stock to the Nasdaq Capital Market, provided that we meet the continued listing requirement for the market value of publicly held shares and all other initial listing standards, with the exception of the Bid Price Rule. To effect such a transfer, we would also need to pay an applicable fee to Nasdaq and provide written notice to Nasdaq of our intention to cure the deficiency during the additional compliance period.
If we do not regain compliance with the Bid Price Rule by the Compliance Date and we are not eligible for an additional compliance period at that time, Nasdaq will provide written notification to us that our Class A Common Stock may be delisted. At that time, we may appeal that delisting determination to a Nasdaq Listing Qualifications Panel (the “Panel”). We expect that our Class A Common Stock would remain listed pending the Panel’s decision. There can be no assurance that, if we do appeal the delisting determination to the Panel, that appeal would be successful.
If our Class A Common Stock is delisted from Nasdaq, the only established trading market for our Class A Common Stock would be eliminated and we would be forced to list our shares on the OTC Markets or another quotation medium, depending on our ability to meet the specific listing requirements of those quotation systems. As a result, an investor would likely find it more difficult to trade, or to obtain accurate price quotations for our Class A Common Stock. Delisting would also likely reduce the visibility, liquidity and value of our Class A Common Stock, including as a result of reduced institutional investor interest in our Company, and may increase the volatility of our Class A Common Stock. Delisting could also cause of loss of confidence of potential industry partners, lenders and employees, which could further harm our business and our future prospects. We believe that effecting the Reverse Split may help us avoid delisting from Nasdaq and any resulting consequences.
Rationale for a Reverse Split
The primary purpose for effecting the Reverse Split is to increase the per-share trading price of our Class A Common Stock so we can:
•
regain compliance with the Bid Price Rule, maintain the listing of our Class A Common Stock on the Nasdaq and avoid a delisting of our Class A Common Stock from Nasdaq in the future for failing to comply with the Bid Price Rule;

•
broaden the pool of investors that may be interested in investing in our Company by attracting new investors who would prefer not to invest, or cannot invest, in shares that trade at lower share prices; and

•
make our Class A Common Stock a more attractive investment to institutional investors.

In evaluating the Reverse Split, the Board has considered and will continue to consider negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, including their awareness that the trading prices of the common stock of some companies that have effected reverse stock splits have subsequently declined to pre-reverse stock split levels. In recommending the Reverse Split, the Board determined that it believes the potential benefits of the Reverse Split significantly outweigh these potential negative factors.
Potential Advantages of a Reverse Split
The Board is seeking authority to effect the Reverse Split with the primary intent of increasing the price of our Class A Common Stock to comply with Nasdaq’s Bid Price Rule. The Board believes that, in addition to increasing the price of our Class A Common Stock to meet the price criteria for continued listing on Nasdaq, the Reverse Split would also make our Class A Common Stock more attractive to a broader range of institutional and other investors. Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Split is in our and our stockholders’ best interests.
The Reverse Split could effectively increase the per-share trading price of our Class A Common Stock to regain compliance with the Bid Price Rule, maintain the listing of our Class A Common Stock on Nasdaq and avoid a delisting of our Class A Common Stock from Nasdaq in the future. By preserving our Nasdaq Global Market listing, we will have greater flexibility to consider and possibly pursue a wide range of future financing options. We believe being listed on a national securities exchange like the Nasdaq Global Market is valued highly by many investors, particularly institutional investors. A listing on a national securities exchange also has the potential to create better liquidity and reduce volatility for buying and selling shares of our stock, which benefits our current and future stockholders.
In addition, the Board believes that an increased stock price could encourage investor interest and improve the marketability of our Class A Common Stock to a broader range of investors, and thus enhance our liquidity. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current share price of our Class A Common Stock may result in an investor paying transaction costs that represent a higher percentage of total share value than would be the case if our share price were higher. The Board believes that the higher share price that may result from the Reverse Split could enable institutional investors and brokerage firms with such policies and practices to invest in our Class A Common Stock.
Potential Risks from a Reverse Split
We cannot assure you that the total market capitalization of our Class A Common Stock after the implementation of the Reverse Split will be equal to or greater than the total market capitalization before the Reverse Split or that the per-share market price of our Class A Common Stock following the Reverse Split will increase in proportion to the reduction in the number of shares of our Class A Common Stock outstanding in connection with the Reverse Split. Also, we cannot assure you that the Reverse Split will lead to a sustained increase in the trading price of our Class A Common Stock. The trading price of our Class A Common Stock may change due to a variety of other factors, including our ability to successfully accomplish our business goals, market conditions and the market perception of our business. You should also keep in mind that the implementation of the Reverse Split does not affect the actual or intrinsic value of our business or a stockholder’s proportional ownership in our Company (subject to the treatment of fractional shares). If the overall value of our Class A Common Stock declines after the proposed Reverse Split, however, then the actual or intrinsic value of the shares of our Class A Common Stock will also proportionally decrease as a result of the overall decline in value.
Further, the Reverse Split may reduce the liquidity of our Class A Common Stock, given the reduced number of shares that would be outstanding after the Reverse Split, particularly if the expected increase in stock price as a result of the Reverse Split is not sustained. For instance, the proposed Reverse Split may increase the number of stockholders who own odd lots (fewer than 100 shares) of our Class A Common Stock, creating the potential for those stockholders to experience an increase in the cost of selling their shares and greater difficulty in selling those shares. If we effect the Reverse Split, the resulting per-share stock price may nevertheless fail to attract institutional investors and may not satisfy the investing guidelines of such investor and, consequently, the trading liquidity of our Class A Common Stock may not improve.
Although we expect the Reverse Split to result in an increase in the market price of our Class A Common Stock, the Reverse Split may not result in a permanent increase in the market price of our Class A Common Stock, which would depend on many factors, including general economic, market and industry conditions and other factors described from time to time in the reports we file with the SEC.
Effect of the Reverse Split
If our stockholders approve the Reverse Split and the Board elects to effect the Reverse Split, the number of outstanding shares of Class A Common Stock will be reduced in proportion to the ratio of the split chosen by the Board (subject to the treatment of fractional shares), while the number of authorized shares of Class A Common Stock will remain at 600,000,000 and the number of authorized shares of our Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) will remain at 30,000,000. As of the effective time of the Reverse Split, we would also adjust and proportionally decrease the number of shares of our Common Stock reserved for issuance upon exercise of, and adjust and proportionally increase the exercise price of, all options and warrants and other rights to acquire our Common Stock. We would also proportionally reduce the number of shares that are issuable on vesting of outstanding restricted stock awards. In addition, as of the effective time of the Reverse Split, we would adjust and proportionally decrease the total number of shares of our Class A Common Stock that may be the subject of future grants under the 2019 Equity Incentive Plan.
All shares of Series A Preferred Stock that are not present virtually or by proxy at the Annual Meeting as of immediately prior to the opening of the polls at the Annual Meeting will be automatically redeemed in the Initial Redemption. Any outstanding shares of Series A Preferred Stock that were not redeemed pursuant to the Initial Redemption will be redeemed in whole, but not in part, (i) if and when ordered by our Board or (ii) automatically upon the approval by the Company’s stockholders of the Amendment to effect the Reverse Split. Please refer to the discussion in the Questions and Answers About the Annual Meeting section under “Who is entitled to vote at the Annual Meeting?”, “What are the voting rights of stockholders?” and “How many votes are needed for the proposals to pass?” for a description of the voting power of the Series A Preferred Stock.
The Reverse Split would be effected simultaneously for all outstanding shares of our Common Stock. The Reverse Split would affect all of our stockholders uniformly and would not change any stockholder’s percentage ownership interest in our Company (other than as a result of the payment of cash in lieu of fractional shares). We would not issue fractional shares in connection with the Reverse Split. Instead, a stockholder who owns a number of shares not evenly divisible by the Reverse Split ratio would receive cash in lieu of any fractional share resulting from the Reverse Split upon surrender to the transfer agent of any certificates and a properly completed and executed transmittal letter. The Reverse Split would not change the terms of our Common Stock. The Reverse Split is not intended as, and would not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act.
After the effective time of the Reverse Split, our Class A Common Stock will have a new CUSIP number, which is a number used to identify our equity securities.
Our Class A Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of the Reverse Split will not affect the registration of our Class A Common Stock under the Exchange Act, and following the Reverse Split, we could continue to be subject to the periodic reporting requirements of the Exchange Act. Our Class A Common Stock would continue to be listed on the Nasdaq Global Market under the symbol “GNLN” immediately following the Reverse Split, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of 20 trading days after the effective date of the Reverse Split to indicate that the Reverse Split had occurred.
Assuming Reverse Split ratios of 1-for-five, 1-for-10, and 1-for-15, the following table sets forth (a) the number of shares of our Common Stock that would be issued and outstanding, (b) the number of shares of our Common Stock that would be reserved for issuance pursuant to outstanding options, warrants and restricted stock awards, and (c) the weighted-average exercise price of outstanding options and warrants, each giving effect to the Reverse Split and based on securities outstanding as of April 9, 2023 (without giving effect to the treatment of fractional shares).
	Before Reverse Split	Before Reverse Split Ratio – 1-for-five	Before Reverse Split Ratio – 1-for-10	Before Reverse Split Ratio – 1-for-15
Number of Shares of Class A Common Stock Issued and Outstanding	15,985,637	3,197,127	1,598,563	1,065,709
Weighted Average Exercise Price of Outstanding Options	$55.73	$278.65	$557.30	$835.95
Weighted Average Exercise Price of Outstanding Warrants	7.24	$36.20	$72.40	$108.60
If the Board does not implement the Reverse Split before November 20, 2023, the authority granted in this proposal to file the Amendment to effect the Reverse Split would terminate.
Our directors and executive officers have no substantial interests, directly or indirectly, in the Reverse Split, except to the extent of their ownership in shares of our Common Stock and securities convertible or exercisable for our Common Stock, which shares and securities would be subject to the same proportionate adjustment in accordance with the terms of the Reverse Split as all other outstanding shares of our Common Stock and securities convertible into or exercisable for our Common Stock.
Authorized Shares of Common Stock
We are currently authorized under our Charter to issue up to a total of 640,000,000 shares of capital stock, comprised of 600,000,000 shares of Class A Common Stock, 30,000,000 shares of Class B Common Stock and 10,000,000 shares of preferred stock, with 20,000 shares of preferred stock designated as Series A Preferred Stock. As of April 9, 2023, a total of 15,985,637 shares of Class A Common Stock are outstanding. No shares of Class B Common Stock are outstanding. While the Reverse Split would decrease the number of outstanding shares of our Common Stock, it would not change the number of authorized shares under our Charter. Consequently, the practical effect of the Reverse Split would be to substantially increase the number of shares of Common Stock available for issuance under our Charter. The Board believes that such an increase is in our and our stockholders’ best interests because it would give us greater flexibility to issue shares of Common Stock in connection with possible future financings, joint ventures and acquisitions, as well as under the 2019 Equity Incentive Plan and for other general corporate purposes. Although we do not currently have any plans, undertakings, arrangements, commitments or agreements, written or oral, for the issuance of the additional shares of Common Stock that would become available for issuance if the Reverse Split is effected, we believe it would be advantageous to have the shares available for the purposes described above in the future.
By increasing the number of authorized but unissued shares of Common Stock, the Reverse Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board. For example, the Board might be able to delay or impede a takeover or transfer of control of our Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines, in the exercise of its fiduciary duties, is not in the best interests of our Company or our stockholders. The Reverse Split could therefore have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Split could limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Split could have the effect of providing the Board with additional means to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of our business, including making it more difficult for stockholders to remove directors. The Board is not aware of any attempt to take control of our Company and did not authorize the Reverse Split with the intention of using it as a type of anti-takeover device.
Procedure for Effecting the Reverse Split
If our stockholders approve the adoption of the Amendment to effect the Reverse Split and if the Board continues to believe that the Reverse Split is in the best interests of the Company and our stockholders, on a date no later than November 20, 2023, the Board would cause the Amendment to be filed with the Delaware Secretary of State to effect the Reverse Split at a whole number ratio between one-for-five and one-for-15, as selected by the Board in its sole discretion and publicly disclosed prior to the effectiveness of the Reverse Split. We would file the Amendment with the Delaware Secretary of State so that it becomes effective at the time the Board determines to be appropriate. The Board may delay effecting the Amendment without resoliciting stockholder approval to any time before November 20, 2023. The Amendment would become effective at the time that it is filed with the Delaware Secretary of State or at such later effective date and time as specified in the Amendment.
Record and Beneficial Stockholders
If the Reverse Split is implemented, all of our registered holders of Common Stock who hold their shares electronically in book-entry form with our transfer agent, EQ Shareowner Services (“EQ”), will receive a statement from EQ reflecting the number of shares of our Common Stock registered in their accounts, along with payment in lieu of any fractional shares. No action needs to be taken to receive post-Reverse Split shares and payment in lieu of fractional shares (if any) because the exchange will be automatic.

Non-registered stockholders holding Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Split and making payment for fractional shares than those that we would put in place for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.
Fractional Shares
No fractional shares of Common Stock will be issued as a result of the Reverse Split. Instead, in lieu of any fractional shares to which a stockholder of record would otherwise be entitled as a result of the Reverse Split, we will pay cash (without interest) equal to such fraction multiplied by the average of the closing sales prices of the Class A Common Stock on the Nasdaq Global Market during regular trading hours for the five consecutive trading days immediately preceding the effective date of the Reverse Split (with such average closing sales prices being adjusted to give effect to the Reverse Split). After the Reverse Split, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest except to receive payment as described above.
We do not anticipate the aggregate cash amount we pay for fractional interests to be material to us.
Effect on Options, Warrants, Preferred Stock and Other Securities
All outstanding options, warrants, preferred stock and other securities entitling their holders to purchase shares of our Common Stock would be adjusted as result of the Reverse Split, as required by the terms of each security. In particular, the conversion ratio for each security would be reduced proportionately, and the exercise price, if applicable, would be increased proportionately, in accordance with the terms of each security and based on the exchange ratio implemented in the Reverse Split. We would also proportionately reduce the number of shares that are issuable on vesting of outstanding restricted stock awards. In addition, we would also proportionately reduce the number of outstanding Common Units of Greenlane Holdings, LLC in accordance with Article IV, Section D of the Charter.
Accounting Matters
The Reverse Split would not affect the par value of our Class A Common Stock per share, which would continue to be $0.01 par value per share, while the number of outstanding shares of Common Stock would decrease in accordance with the Reverse Split ratio (without taking into account the payment of cash in lieu of fractional shares). As a result, as of the effective time of the Reverse Split, the stated capital attributable to Common Stock on our balance sheet would decrease and the additional paid-in capital account on our balance sheet would increase by an offsetting amount. Following the Reverse Split, the reported per share net income or loss would be higher because there would be fewer shares of Common Stock outstanding, and we would adjust historical per share amounts in our future financial statements.
Discretionary Authority of the Board to Abandon the Reverse Split
The Board reserves the right to abandon the Reverse Split without further action by our stockholders at any time before the effectiveness of the Amendment with the Delaware Secretary of State, even if our stockholders have approved the Amendment to effect the Reverse Split at the Annual Meeting. By voting in favor of this proposal, you are expressly also authorizing the Board to determine not to proceed with, and abandon, the Reverse Split, if the Board should so decide.
No Appraisal or Dissenters’ Rights
Neither Delaware law, the Charter, nor our Bylaws provide for appraisal or other similar rights for dissenting stockholders in connection with this proposal. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares, and we will not independently provide stockholders with any such right.
Material U.S. Federal Income Tax Consequences of the Reverse Split
The following discussion is a summary of the material U.S. federal income tax consequences of the Reverse Split to U.S. Holders (as defined below). This discussion is based on the Internal Revenue Code of

1986, as amended (the “Code”), U.S. Treasury Regulations promulgated under the Code, judicial decisions and published rulings and administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”), in each case in effect as of the date of this Proxy Statement. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Split.
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock who or that, for U.S. federal income tax purposes, is or is treated as:
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an individual who is a citizen or resident of the United States;

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a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

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an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

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a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code), or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

This discussion is limited to U.S. Holders who hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the effect of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation:
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Financial institutions;

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Insurance companies;

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Real estate investment trusts;

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Regulated investment companies;

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Grantor trusts;

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Tax-exempt organizations;

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Dealers or traders in securities or currencies;

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U.S. expatriates and former citizens or long-term residents of the United States;

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S corporations, partnerships or other entities or arrangements treated as partnerships or other flow-through entities for U.S. federal income tax purposes (and investors therein);

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U.S. Holders having a functional currency other than the U.S. dollar;

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persons who hold or received our Common Stock pursuant to the exercise of any employee share option or otherwise as compensation;

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tax-qualified retirement plans;

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U.S. Holders who hold our Common Stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for federal U.S. federal income tax purposes; and

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U.S. Holders who actually or constructively own 10% or more of our voting stock.

If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our

Common Stock and the partners in such entities should consult their tax advisors regarding the U.S. federal income tax consequences of the Reverse Split to them.
In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the Reverse Split. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the Reverse Split, whether or not they are in connection with the Reverse Split.
This discussion is for general information only and is not intended to be, and should not be construed as, tax or investment advice, and the tax consequences of the Reverse Split may not be the same for all stockholders Holders of our Common Stock are urged to consult their respective tax advisors regarding the U.S. federal, state, local and non-U.S. income and other tax consequences of the Reverse Split to them in light of their particular circumstances.
Tax Consequences of the Reverse Split to U.S. Holders
The Reverse Split is intended to qualify as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. Assuming the Reverse Split so qualifies, a U.S. Holder generally will not recognize gain or loss upon the Reverse Split for U.S. federal income tax purposes, except with respect to cash received in lieu of a fractional share of our Common Stock, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our Common Stock received pursuant to the Reverse Split will be equal to the aggregate adjusted tax basis of the shares of our Common Stock exchanged therefor (reduced by the amount of such basis that is allocated to any fractional share of our Common Stock). The U.S. Holder’s holding period in the shares of our Common Stock received pursuant to the Reverse Split will include the holding period in the shares of our Common Stock exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders who acquired our Common Stock on different dates and at different prices should consult their tax advisors regarding the appropriate allocation of their tax basis and holding period of such shares.
A U.S. Holder that receives cash in lieu of a fractional share of our Common Stock in the Reverse Split will recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of such U.S. Holder’s aggregate adjusted tax basis in the shares of our Common Stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Split shares were held for one year or less at the effective time of the Reverse Split and long term if held for more than one year. The deductibility of capital losses is subject to limitation.
U.S. Holders may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Reverse Split. A U.S. Holder will be subject to backup withholding (currently at a rate of 24%) if such U.S. Holder is not otherwise exempt and such U.S. Holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.
This discussion is for general information only and is not tax advice. It does not discuss all aspects of U.S. federal taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, stockholders should consult their tax advisors with respect to the application of the U.S. federal income tax laws to their particular situations as well as any tax consequences of the reverse stock split arising under the U.S. federal estate or gift tax laws or under the laws of any state, local or non-U.S. taxing jurisdiction or under any applicable income tax treaty.

Vote Required and Recommendation
The affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Series A Preferred Stock entitled to vote on this proposal, voting together as a single class, is necessary for the approval of the adoption of the Amendment to effect the Reverse Split. For purposes of the vote on this proposal, abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.
THE BOARD RECOMMENDS A VOTE “FOR” THE REVERSE SPLIT PROPOSAL.

PROPOSAL 4: APPROVAL OF THE ADJOURNMENT PROPOSAL
Background of and Rationale for the Adjournment Proposal
The Board believes that if the number of shares of the Company’s Common Stock and Series A Preferred Stock cast at the Annual Meeting is insufficient to approve the Reverse Split Proposal or the Third Amendment and Restatement, as applicable, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Reverse Split Proposal or Third Amendment and Restatement, as applicable.
Shares of Series A Preferred Stock do not have any voting rights except with respect to the Reverse Split Proposal and the Adjournment Proposal presented at this Annual Meeting or otherwise as required by law.
In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the Reverse Split Proposal or the Third Amendment and Restatement.
Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the number of outstanding shares of our Common Stock and Series A Preferred Stock, as counted to mirror the Common Stock votes cast, will vote against the Reverse Split Proposal or the Third Amendment and Restatement, we could adjourn or postpone the Annual Meeting without a vote on the Amendment to effect the Reverse Split or Third Amendment and Restatement and use the additional time to solicit the holders of those shares to change their vote in favor of the Reverse Split Proposal or the Third Amendment and Restatement.
Vote Required
The affirmative vote of t a majority of the votes cast by shares of Common Stock and Series A Preferred Stock entitled to vote on this proposal, voting together as a single class, is necessary for the approval of the adoption of the Amendment to effect the Adjournment Proposal. For purposes of the vote on this proposal, abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.
Board Recommendation
THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

PROPOSAL 5: APPROVAL OF THIRD AMENDMENT AND RESTATEMENT OF THE GREENLANE
HOLDINGS, INC. 2019 EQUITY INCENTIVE PLAN
At the Annual Meeting, stockholders will be asked to approve a second amendment and restatement (the “Third Amendment and Restatement”) of the 2019 Equity Incentive Plan, which was adopted, subject to stockholder approval, by the Board on            , 2023. The only substantive changes implemented by the Third Amendment and Restatement are as follows:
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Increase in Aggregate Share Limit.   The Third Amendment and Restatement authorizes a      share increase in the number of shares our Class A Common Stock available for future award grants under the 2019 Equity Incentive Plan to an aggregate of      shares, as of            , 2023. The      share increase represents approximately    % of the combined total of the outstanding shares of our Class A Common Stock as of      .

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Extension of Term.   The Third Amendment and Restatement extends the term of the 2019 Equity Incentive Plan from June 15, 2023 to            , 2033.

If stockholders approve this proposal, the Third Amendment and Restatement of the 2019 Equity Incentive Plan will become effective immediately. If the Third Amendment and Restatement is not approved by our stockholders, the 2019 Equity Incentive Plan will remain in place and the Third Amendment and Restatement will not become effective.
Background of the Third Amendment and Restatement
The 2019 Equity Incentive Plan was initially adopted by the Board and approved by our Class A stockholders on April 17, 2019 (the “Original Equity Incentive Plan”). The Board approved the amendment and restatement of the Original Equity Incentive Plan on March 30, 2021 subject to the approval of Class A stockholders (the “First Amendment and Restatement”). The First Amendment and Restatement was approved by Class A stockholders on August 26, 2021 in connection with the approval of the merger with KushCo and increased the number of shares available for issuance under the 2019 Equity Incentive Plan by 143,018 shares to an aggregate total of 315,000 shares of Class A Common Stock.
The Board approved the amendment and restatement of the First Amendment and Restatement of the Original Equity Incentive Plan on June 15, 2022, subject to the approval of Class A stockholders (the “Second Amendment and Restatement”). The Second Amendment and Restatement was approved by Class A stockholders on August 4, 2022 and increased the number of shares available for issuance under the 2019 Equity Incentive Plan by 785,000 to an aggregate total of 1,100,000 shares of Class A Common Stock.
Due to the low per-share price of our Class A Common Stock during the past year, we have issued awards of Class A Common Stock under the 2019 Equity Incentive Plan at a rate in excess of what was anticipated when the Board requested shareholders approve an increase in the aggregate number of shares available for issuance under the 2019 Equity Incentive Plan last year. In order to continue to recruit and retain the quality directors, officers, employees and service providers needed to move the Company’s business forward, the Board approved the additional share authority requested under the Third Amendment and Restatement and recommends that Class A stockholders vote in favor of this proposal.
During the period commencing upon the completion of our initial public offering on April 17, 2019 through            , 2023 an aggregate of      shares of Class A Common Stock were granted and remain outstanding under the 2019 Equity Incentive Plan, after giving effect to forfeitures of shares to the Company. Accordingly, as of the date of this Proxy Statement, only      shares of Class A Common Stock are available for future issuance under the 2019 Equity Incentive Plan.
Discussion of the Increase in Aggregate Share Limit
The Board approved the additional share authority requested under the Third Amendment and Restatement based on its belief that the number of shares currently available under the 2019 Equity Incentive Plan does not give the Company sufficient authority and flexibility to adequately provide for future incentives. The Board believes that the ability to grant equity awards is a necessary and powerful recruiting and retention tool for the Company to obtain the quality directors, officers, employees and service providers it needs to move its business forward.
The Compensation Committee (which administers the 2019 Equity Incentive Plan) recognizes its responsibility to strike a balance between stockholder concerns regarding the potential dilutive effect of equity awards and the ability to attract, retain and reward directors, officers and employees whose contributions are critical to the long-term success of the Company. While share usage may vary based on a variety of factors, the Compensation Committee anticipates that the additional shares requested will fund the equity compensation program through the end of the fiscal year ending December 31,    . The closing price of our Class A Common Stock on            , 2023 was $      per share.
The Compensation Committee believes that stockholder approval of the increase in the shares authorized under the 2019 Equity Incentive Plan is necessary for the Company to offer a competitive equity incentive program. The 2019 Equity Incentive Plan is the Company’s only active equity incentive plan and the current number of shares remaining available for grant is insufficient to provide any meaningful recruitment or retention benefit to prospective or current directors, officers and employees. If stockholders do not approve the proposed increase in shares authorized under the 2019 Equity Incentive Plan, the Company likely will be precluded from successfully attracting and retaining the best possible talent.
Summary of Material Terms of the 2019 Equity Incentive Plan and Changes Made by the Third Amendment and Restatement
The complete text of the Third Amendment and Restatement is set forth as Appendix B hereto. The following is a summary of the material terms of the Third Amendment and Restatement and is qualified in its entirety by reference to Appendix B. A marked copy of the Third Amendment and Restatement that shows the changes to the 2019 Equity Incentive Plan, as amended by the First Amendment and Restatement and the Second Amendment and Restatement, is set forth as Appendix C hereto. For ease of reference, the marked copy of the Third Amendment and Restatement shows the deleted text in strikethrough format and added text underlined.
Eligibility and Administration.   The Company’s executive officers, employees, consultants and directors, and employees, consultants and directors of its subsidiaries are eligible to receive awards under the 2019 Equity Incentive Plan. The 2019 Equity Incentive Plan is administered by the Board. The Board may delegate its duties and responsibilities to committees of the Board and/or officers (referred to collectively as the “Plan Administrator” below), subject to certain limitations that may be imposed under Section 162(m) of the Code, Section 16 of the Exchange Act, and/or stock exchange rules, as applicable. The Board has currently delegated administration of the 2019 Equity Incentive Plan to the Compensation Committee. The Plan Administrator has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the 2019 Equity Incentive Plan, subject to its express terms and conditions. The Plan Administrator sets the terms and conditions of all awards under the 2019 Equity Incentive Plan, including any vesting and vesting acceleration conditions. As of            , 2023, there were approximately      employees,      consultants and three non-employee directors of the Company and its subsidiaries who were eligible to receive grants under the 2019 Equity Incentive Plan.
Limitation on Awards and Shares Available.   An aggregate of      shares of Class A Common Stock will be available for issuance under awards granted pursuant to the Third Amendment and Restatement, which shares may be authorized but unissued shares, shares purchased in the open market or treasury shares. If an award under the 2019 Equity Incentive Plan is forfeited, expires or is settled for cash, any shares subject to such award may, to the extent of such forfeiture, expiration or cash settlement, be used again for new grants under the 2019 Equity Incentive Plan. In addition, shares tendered or withheld to satisfy grant or exercise price or tax withholding obligations associated with an award also may be used again for new grants under the 2019 Equity Incentive Plan. Notwithstanding anything to the contrary contained in the 2019 Equity Incentive Plan, no more than 5,000,000 shares of Class A Common Stock may be issued pursuant to the exercise of incentive stock options (“ISOs”), and no shares of Class A Common Stock may again be optioned, granted or awarded if it would cause an ISO not to qualify as an ISO.
Awards granted under the 2019 Equity Incentive Plan upon the assumption of, or in substitution for, awards authorized or outstanding under a qualifying equity plan maintained by an entity with which we enter into a merger or similar corporate transaction will not reduce the shares available for grant under the 2019 Equity Incentive Plan.
Awards.   The 2019 Equity Incentive Plan provides for the grant of stock options, including ISOs, and nonqualified stock options (“NSO”), restricted stock, dividend equivalents, stock payments, restricted stock units, or RSUs, performance shares, other incentive awards, stock appreciation rights, or SARs, and cash awards. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2019 Equity Incentive Plan. Certain awards under the 2019 Equity Incentive Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the 2019 Equity Incentive Plan are set forth in award agreements, which detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards generally are settled in shares of Class A Common Stock, but the Plan Administrator may provide for cash settlement of any award. A brief description of each award type follows.
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Stock Options.   Stock options provide for the purchase of shares of Class A Common Stock (“Options”) in the future at an exercise price set on the grant date. ISOs, by contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding periods and other requirements of the Code are satisfied. The exercise price of an Option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute options granted in connection with a corporate transaction. The term of an Option may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders). Vesting conditions determined by the Plan Administrator may apply to Options and may include continued service, performance and/or other conditions.

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SARs.   SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a SAR may not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction) and the term of a SAR may not be longer than ten years. Vesting conditions determined by the Plan Administrator may apply to SARs and may include continued service, performance and/or other conditions.

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Restricted Stock and RSUs.   Restricted stock is an award of nontransferable shares of Class A Common Stock that remain forfeitable unless and until specified conditions are met, and which may be subject to a purchase price. RSUs are contractual promises to deliver cash or shares of Class A Common Stock in the future, which may also remain forfeitable unless and until specified conditions are met, and may be accompanied by the right to receive the equivalent value of dividends paid on shares of Class A Common Stock prior to the delivery of the underlying shares (if any). Delivery of the shares underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the Plan Administrator permits such a deferral. Vesting conditions determined by the Plan Administrator may apply to Restricted Stock and RSUs and may include continued service, performance and/or other conditions.

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Other Stock or Cash-Based Awards.   Other stock or cash-based awards of cash, fully vested shares of Class A Common Stock and other awards valued wholly or partially by referring to, or otherwise based on, shares of Class A Common Stock. Other stock or cash based-awards may be granted to participants and also may be available as a payment form in the settlement of other awards, as standalone payments and as payment in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards.

Performance Awards.   Performance awards include any of the foregoing awards that are granted subject to vesting and/or payment based on the attainment of specified performance goals or other criteria the Plan Administrator may determine, which may or may not be objectively determinable. Performance goals may be expressed in terms of overall Company performance of an Affiliate, division, operating or business unit, or an individual and may be based upon one or more performance criteria (and adjustments) for one or more periods of time, which may be of varying and overlapping durations, as the Plan Administrator may select.
Certain Transactions.   The Plan Administrator has broad discretion to take action under the 2019 Equity Incentive Plan, as well as to make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our Class A Common Stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the Plan Administrator will make equitable adjustments to the 2019 Equity Incentive Plan and outstanding awards.
Upon or in anticipation of a change in control of the Company (as defined in the 2019 Equity Incentive Plan and summarized below), the Plan Administrator is authorized to take such actions as it deems appropriate, including, but not limited to, any of the following actions: (1) cancelling the awards in exchange for either an amount of cash or other property; (2) vesting of the awards, and to the extent applicable, making them exercisable; (3) providing that the awards will be assumed by the successor or survivor corporation or the Company or subsidiary, or substituting the awards for awards of the successor or survivor corporation, the Company, or subsidiary thereof (with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price); (4) adjusting the number and type of shares subject to the awards, and/or the terms and conditions of such awards; (5) replacing the awards; and/or (6) terminating and cancelling the awards or otherwise providing that the awards cannot become vested or be exercised following the change in control. Individual award agreements may provide for additional accelerated vesting and payment provisions.
Under the 2019 Equity Incentive Plan, “change in control” generally includes (1) acquisition of beneficial ownership of 50% or more of the combined voting power of the Company’s securities; (2) replacement of a majority of the members of the Board, during a two year period, by individuals who are not approved by stockholders or the incumbent members of the Board; (3) certain mergers or consolidations of the Company with another corporation and a sale or other disposition of all or substantially all of the Company’s assets; or (4) a liquidation or dissolution of the Company.
Foreign Participants, Claw-Back Provisions, Transferability, Repricing and Participant Payments.   The Plan Administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States. All awards will be subject to the provisions of any claw-back policy implemented by the Company to the extent set forth in such claw-back policy and/or in the applicable award agreement. Subject to applicable limitations of the Code, the Plan Administrator may increase or reduce the applicable price per share of an award, or cancel and replace an award with another award without stockholder approval. With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the 2019 Equity Incentive Plan are generally non-transferable prior to vesting, and are exercisable only by the participant. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the 2019 Equity Incentive Plan, the Plan Administrator may, in its discretion, accept cash or check, shares of Class A Common Stock that meet specified conditions, a “market sell order” or such other consideration as it deems suitable.
Plan Amendment and Termination.   The Plan Administrator may amend or terminate the 2019 Equity Incentive Plan at any time; however, except in connection with certain changes in our capital structure or as provided for in the 2019 Equity Incentive Plan, stockholder approval is required including for the Second Amendment and Restatement because it increases the number of shares available under the 2019 Equity Incentive Plan. No award may be granted pursuant to the 2019 Equity Incentive Plan after June 15, 2032.
Federal Income Tax Consequences
The following is a brief description of the principal federal income tax consequences relating to options awarded under the Amended Plan. This summary is based on our understanding of present federal income tax law and regulations. The summary does not purport to be complete or applicable to every specific situation.

Consequences to the Optionholder
Grant.   There are no federal income tax consequences to the optionholder solely by reason of the grant of ISOs or NSOs under the 2019 Equity Incentive Plan.
Exercise.   The exercise of an ISO is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the requirement that the optionholder generally must exercise the ISO no later than three months following the termination of the optionholder’s employment with the Company. However, such exercise may give rise to alternative minimum tax liability (see “Alternative Minimum Tax” below).
Upon the exercise of an NSO, the optionholder will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock at the time of exercise over the amount paid therefor by the optionholder as the exercise price. The ordinary income, if any, recognized in connection with the exercise by an optionholder of an NSO will be subject to both wage and employment tax withholding if the optionholder is an employee.
The optionholder’s tax basis in the shares acquired pursuant to the exercise of an option will be the amount paid upon exercise plus, in the case of an NSO, the amount of ordinary income, if any, recognized by the optionholder upon exercise thereof.
Qualifying Disposition.   If an optionholder disposes of shares of common stock acquired upon exercise of an ISO in a taxable transaction, and such disposition occurs more than two years from the date on which the option was granted and more than one year after the date on which the shares were transferred to the optionholder pursuant to the exercise of the ISO, the optionholder will recognize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the optionholder’s adjusted basis in such shares (generally the option exercise price).
Disqualifying Disposition.   If the optionholder disposes of shares of common stock acquired upon the exercise of an ISO (other than in certain tax free transactions) within two years from the date on which the ISO was granted or within one year after the transfer of shares to the optionholder pursuant to the exercise of the ISO, at the time of disposition the optionholder will generally recognize ordinary income equal to the lesser of (i) the excess of each such share’s fair market value on the date of exercise over the exercise price paid by the optionholder or (ii) the optionholder’s actual gain (i.e., the excess, if any, of the amount realized on the disposition over the exercise price paid by the optionholder). If the total amount realized in a taxable disposition (including return of capital and capital gain) exceeds the fair market value on the date of exercise of the shares of common stock purchased by the optionholder under the option, the optionholder will recognize a capital gain in the amount of such excess. If the optionholder incurs a loss on the disposition (i.e., if the total amount realized is less than the exercise price paid by the optionholder), the loss will be a capital loss.
Other Disposition.   If an optionholder disposes of shares of common stock acquired upon exercise of an NSO in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between the optionholder’s basis (as discussed above) in the shares sold and the total amount realized upon disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of common stock acquired upon exercise of ISOs as discussed above) will be short-term or long-term depending on whether the shares of common stock were held for more than one year from the date such shares were transferred to the optionholder.
Alternative Minimum Tax.   Alternative minimum tax, or AMT, is payable if and to the extent the amount thereof exceeds the amount of the taxpayer’s regular tax liability, and any AMT paid generally may be credited against future regular tax liability (but not future AMT liability). AMT applies to alternative minimum taxable income.
For AMT purposes, the spread upon exercise of an ISO (but not an NSO) will be included in alternative minimum taxable income, and the taxpayer will receive a tax basis equal to the fair market value of the shares of common stock at such time for subsequent AMT purposes. However, if the optionholder disposes of the ISO shares in the year of exercise, the AMT income cannot exceed the gain recognized for regular tax purposes, provided that the disposition meets certain third-party requirements for limiting the gain on a disqualifying disposition. If there is a disqualifying disposition in a year other than the year of exercise, the income on the disqualifying disposition is not considered alternative minimum taxable income.
Consequences to the Company
There are no federal income tax consequences to the Company by reason of the grant of ISOs or NSOs or the exercise of an ISO (other than disqualifying dispositions).
At the time the optionholder recognizes ordinary income from the exercise of an NSO, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized (as described above), provided that we satisfy our tax reporting obligations. To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of an ISO, we will be entitled to a corresponding deduction in the year in which the disposition occurs.
We will be required to report to the Internal Revenue Service any ordinary income recognized by any optionholder by reason of the exercise of an NSO or upon a disqualifying disposition of an ISO. We will be required to withhold income and employment taxes (and pay the employer’s share of employment taxes) with respect to ordinary income recognized by employee optionholders upon the exercise of an NSO, but not upon a disqualifying disposition of an ISO.
The foregoing discussion is not a complete description of the federal income tax aspects of awards granted under the Amended Plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, the foregoing discussion does not address state or local tax consequences.
Vote Required and Recommendation
The affirmative vote of the holders of a majority of all the votes cast by holders of Class A Common Stock at the Annual Meeting with respect to the matter is necessary for the approval of the Third Amendment and Restatement. For purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote.
THE BOARD RECOMMENDS A VOTE “FOR” THE THIRD AMENDMENT AND RESTATEMENT OF THE GREENLANE HOLDINGS, INC. 2019 EQUITY INCENTIVE PLAN.

OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC. Executive officers, directors and greater than 10% stockholders are required by the SEC to furnish us with copies of all Forms 3, 4 and 5 that they file.
Based on our review of the copies of such forms, and/or on written representations from the reporting persons that they were not required to file a Form 5 for the fiscal year, we believe that these filing requirements were satisfied by the reporting persons during the fiscal year ended December 31, 2022, except for two Form 4s which reported a total of two transactions. Lana Reeve was late in filing a Form 4, reporting one transaction, related to an award of restricted shares of Class A Common Stock on December 6, 2022. Adam Schoenfeld was late in filing a Form 4, reporting one transaction related to the sale of shares of Class A Common Stock on April 14, 2022.
Other Matters to Come Before the 2023 Annual Meeting
No other matters are to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other matters properly come before the meeting, however, the persons named in the accompanying proxy card will vote all proxies solicited by this Proxy Statement as recommended by the Board, or, if no such recommendation is given, in their own discretion.
Stockholder Proposals and Nominations for the 2024 Annual Meeting
Any stockholder proposal pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act, to be considered for inclusion in our proxy materials for the 2024 Annual Meeting must be in writing and received at our principal executive offices no later than            , 2023, except as may otherwise be provided in Rule 14a-8.
In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders (other than a stockholder proposal included in our proxy materials pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act) must comply with the advance notice provisions and other requirements of Section 1.10 of our Bylaws, which are on file with the SEC and may be obtained from our General Counsel upon request. These notice provisions require that nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders for the 2024 Annual Meeting must be received no earlier than            , 2023 and no later than            , 2023. Any stockholder proposal received after            , 2023 will be considered untimely.
Proxy Access Procedures for the 2024 Annual Meeting
In order to be eligible to require that the Company include an eligible shareholder nominee in the proxy materials for the 2024 annual meeting of shareholders pursuant to Section 1.11 of our Bylaws, an eligible stockholder must provide to the Company, in proper form and within the times specified, (i) a written notice expressly electing to have such shareholder nominee included in the Company’s proxy materials pursuant to Section 1.11 (a “Notice of Proxy Access Nomination”) and (ii) any updates or supplements to such Notice of Proxy Access Nomination. To be timely, the Notice of Proxy Access Nomination must be so delivered or mailed to and received at the principal executive offices of the Company not less than one hundred twenty (120) days (           , 2023) nor more than one hundred fifty (150) days (           , 2023) prior to the one-year anniversary of the date on which the Company first mailed its proxy materials for the 2023 Annual Meeting. Such notice should be sent to our General Counsel’s attention at our executive offices. Please refer to the full text of our advance notice bylaw provisions for additional information and requirements. Our Bylaws are on file with the SEC and may be obtained from our General Counsel upon request.

Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the annual meeting of stockholders, or copy of the proxy statement and annual report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to Greenlane Holdings, Inc. 1095 Broken Sound Parkway, Suite 100, Boca Raton, Florida 33487, Attention: General Counsel, or contact us by telephone at (877) 292-7660. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.
By Order of the Board of Directors,
Lana Reeve
Chief Financial and Legal Officer
Boca Raton, Florida
           , 2023

Appendix A
CERTIFICATE OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION OF GREENLANE HOLDINGS, INC.
Greenlane Holdings, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “General Corporation Law”), DOES HEREBY CERTIFY:
First:   The name of the corporation is Greenlane Holdings, Inc.
Second:   The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is May 2, 2018, under the name of Greenlane Holdings, Inc.
Third:   That Article IV of the Amended and Restated Certificate of the Corporation (the “Certificate of Incorporation”), is hereby amended by deleting Subsection A in its entirety and inserting the following in lieu thereof:
The total number of shares of all classes of stock that the Corporation is authorized to issue is six hundred forty million (640,000,000), consisting of (i) six hundred million (600,000,000) shares of Class A common stock, with a par value of $0.01 per share (the “Class A Common Stock”); and (ii) thirty million (30,000,000) shares of Class B common stock, with a par value of $0.0001 per share (the “Class B Common Stock”, and together with the Class A Common Stock, the “Common Stock”); and (iii) ten million (10,000,000) shares of preferred stock, with a par value of $0.0001 per share (the “Preferred Stock”). Upon this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation (this “Certificate of Amendment’) becoming effective pursuant to the DGCL (the “Effective Time”), (i) the shares of Class A Common Stock issued and outstanding or held in treasury immediately prior to the Effective Time (the “Existing Class A Common Stock”) shall be reclassified and combined into a different number of shares of Class A Common Stock (the “New Class A Common Stock”) such that each five (5) to twenty (20) shares of Existing Class A Common Stock shall, at the Effective Time, be automatically reclassified and combined into one share of New Class A Common Stock and (ii) the shares of Class B Common Stock issued and outstanding or held in treasury immediately prior to the Effective Time (the “Existing Class B Common Stock,” and together with the Existing Class A Common Stock, the “Existing Common Stock”) shall be reclassified and combined into a different number of shares of Class B Common Stock (the “New Class B Common Stock,” and together with the New Class A Common Stock, the “New Common Stock”) such that each five (5) to twenty (20) shares of Existing Class B Common Stock shall, at the Effective Time, be automatically reclassified and combined into one share of New Class B Common Stock, in each case, with the exact ratios within the foregoing ranges to be determined by the Board of Directors and publicly announced by the Corporation prior to the Effective Time (such reclassification and combination of shares, the “Reverse Split”); provided that the ratios determined by the Board of Directors shall be identical for both the Class A Common Stock and the Class B Common Stock. The par value of the Common Stock following the Reverse Split shall remain at $0.01 per share for the Class A Common Stock and $0.0001 per share for the Class B Common Stock. No fractional shares of Common Stock shall be issued as a result of the Reverse Split and, in lieu thereof, upon receipt after the Effective Time by the exchange agent selected by the Corporation of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of the stock certificate(s) formerly representing shares of Existing Common Stock, any stockholder who would otherwise be entitled to a fractional share of New Common Stock as a result of the Reverse Split, following the Effective Time (after taking into account all fractional shares of New Common Stock otherwise issuable to such stockholder), shall be entitled to receive a cash payment (without interest) equal to the fractional share of New Common Stock to which such stockholder would otherwise be entitled multiplied by the average of the closing sales price of a share of the Class A Common Stock (as adjusted to give effect to the Reverse Split) on The Nasdaq Global Market during regular trading hours for the five (5) consecutive trading days immediately preceding the Effective Time. Each stock certificate that, immediately prior to the Effective Time, represented shares of Existing Common Stock shall, from and after the Effective Time, automatically and without any action on the part of the Corporation or the respective holders thereof, represent that number of whole shares of New Common Stock into which the shares of Existing Common Stock represented by such certificate shall have been combined (as well as the right to receive cash in lieu of any fractional shares of New Common Stock as set forth above). Each holder of record of a certificate that represented shares of Existing Common Stock shall be entitled to receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Existing Common Stock represented by such certificate shall have been combined pursuant to the Reverse Split, as well as any cash in lieu of fractional shares of New Common Stock to which such holder may be entitled as set forth above, provided that the Corporation may request such stockholder to exchange such stockholder’s certificate or certificates that represented shares Existing Common Stock for shares held in book-entry form through the Depository Trust Company’s Direct Registration System representing the appropriate number of whole shares of New Common Stock into which the shares of Existing Common Stock represented by such certificate or certificates shall have been combined. The Reverse Split shall be effected on a record holder-record holder basis, such that any fractional shares of New Common Stock resulting from the Reverse Split and held by a single record holder shall be aggregated.
Fourth:   The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
Fifth:   That this Certificate of Amendment to the Restated Certificate of Incorporation shall be effective as of New York City time on the        day of       ,     .
*   *   *

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment to Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer this        day of       ,     .
GREENLANE HOLDINGS, INC.
By:

Name: Craig Snyder
Title: Chief Executive Officer

Appendix B
THIRD AMENDED AND RESTATED GREENLANE HOLDINGS, INC.
2019 EQUITY INCENTIVE PLAN
GREENLANE HOLDINGS, INC.
2019 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED [•]
1.
Purpose.

The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. Capitalized terms used in the Plan are defined in Section 11.
2.
Eligibility.

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.
3.
Administration and Delegation.

(a)   Administration.   The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award or Award Agreement as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award. The Administrator’s determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.
(b)   Appointment of Committees;   Delegation of Powers. To the extent Applicable Laws permit, the Board may delegate any or all of its powers under the Plan to one or more Committees. The Board may also delegate to an executive officer of the Company the authority to grant Awards to Service Providers that are not subject to Section 16 of the Exchange Act. The Board may rescind any such delegation at any time or re-vest in itself any previously delegated authority at any time.
4.
Stock Available for Awards.

(a)   Number of Shares.   Subject to adjustment under Section 8 and the terms of this Section 4, Awards may be made under the Plan covering up to the Overall Share Limit. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.
(b)   Share Recycling.   If all or any part of an Award expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award for less than Fair Market Value or not issuing any Shares covered by the Award, the unused Shares covered by the Award will, as applicable, become or again be available for Award grants under the Plan. In addition, Shares tendered by the Participant or withheld by the Company in payment of the exercise price of an Option or to satisfy any tax withholding obligation with respect to an Award will, as applicable, become or again be available for Award grants under the Plan.
(c)   Incentive Stock Option Limitations.   Notwithstanding anything to the contrary herein, no more than 5,000,000 Shares may be issued pursuant to the exercise of Incentive Stock Options, and no Shares may again be optioned, granted or awarded if it would cause an Incentive Stock Option not to qualify as an Incentive Stock Option.
(d)   Substitute Awards.   In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit, except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.
5.
Stock Options and Stock Appreciation Rights.

(a)   General.   The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including Section 5(f) with respect to Incentive Stock Options. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations of the Plan or as the Administrator may impose.
(b)   Exercise Price.   The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. The exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right.
(c)   Duration of Options.   Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten years.
(d)   Exercise; Notification of Disposition.   Options and Stock Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 5(e) for the number of Shares for which the Award is exercised and (ii) as specified in Section 9(e) for any applicable withholding taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.
(e)   Payment Upon Exercise.   The exercise price of an Option must be paid in cash or by check payable to the order of the Company or, subject to Section 10(h), any Company insider trading policy (including blackout periods) and Applicable Laws, by:
(i)   if there is a public market for Shares at the time of exercise, unless the Administrator otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price;
(ii)   delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value, provided (A) such payment method is then permitted under Applicable Laws, (B) such Shares, if acquired directly from the Company, were owned by the Participant for a minimum time period that the Company may establish and (C) such Shares are not subject to repurchase, forfeiture, unfulfilled vesting or other similar requirements; or
(iii)   any other mechanism that the Administrator, in its sole discretion, determines to be appropriate for a Participant, which the Administrator can determine on a case by case basis and any such determination with respect to one Participant shall not bind the Administrator with respect to any other Participant.

(f)   Additional Terms of Incentive Stock Options.   The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of its present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. No person qualifying as a Greater Than 10% Stockholder may be granted an Incentive Stock Option, unless such Incentive Stock Option conforms to Section 422 of the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. The Administrator may modify an Incentive Stock Option with the holder’s consent to disqualify such Option as an Incentive Stock Option. All Options intended to qualify as Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired from the Option made within (i) two years from the grant date of the Option or (ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, (i) if an Option (or any part thereof) intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (ii) for the Administrator’s actions or omissions that cause an Option not to qualify as an Incentive Stock Option, including the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to qualify as an Incentive Stock Option. Any Option that is intended to qualify as an Incentive Stock Option, but fails to qualify for any reason, including the portion of any Option becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option.
6.
Restricted Stock; Restricted Stock Units.

(a)   General.   The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such shares if issued at no cost) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during applicable restriction period or periods, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations contained in the Plan.
(b)   Restricted Stock.
(i)   Dividends.   Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. All such dividend payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the dividend payment becomes nonforfeitable.
(ii)   Stock Certificates.   The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.
(c)   Restricted Stock Units.
(i)   Settlement.   When a Restricted Stock Unit vests, the Participant will be entitled to receive from the Company one Share, an amount of cash or other property equal to the Fair Market Value of one Share on the settlement date or a combination of both, as the Administrator determines and as provided in the Award Agreement. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.
(ii)   Stockholder Rights.   A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.
7.
Other Mock or Cash Based Awards; Dividend Equivalents.

(a)   Other Stock or Cash Based Awards.   Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other period or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to the conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement.
(b)   Dividend Equivalents.   If the Administrator provides, a grant of Restricted Stock Units or an Other Stock Award may provide a Participant with the right to receive Dividend Equivalents, and no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with respect to which the Dividend Equivalents are paid and subject to other terms and conditions as set forth in the Award Agreement. All such Dividend Equivalent payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the Dividend Equivalent payment becomes nonforfeitable, unless determined otherwise by the Administrator.
8.
Adjustments for Changes in Common Mock and Certain Other Events.

(a)   In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Section 8, the Administrator will equitably adjust each outstanding Award as it deems appropriate to effect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award’s exercise price or grant price (if applicable), granting new Awards to Participants, and making a cash payment to Participants. The adjustments provided under this Section 8(a) will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.
(b)   In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), reorganization, merger, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator may, in such manner as it may deem equitable, adjust any or all of:
(i)   the number and kind of Shares (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 4 hereof on the maximum number and kind of shares which may be issued and specifically including for the avoidance of doubt adjustments to the Incentive Stock Option limitation set forth in Section 4(c));

(ii)   the number and kind of Shares (or other securities or property) subject to outstanding Awards;
(iii)   the grant or exercise price with respect to any Award; and
(iv)   the terms and conditions of any Awards (including, without limitation, any applicable financial or other performance “targets” specified in an Award Agreement).
(c)   In the event of any transaction or event described in Section 8(b) hereof (including without limitation any Change in Control) or any unusual or nonrecurring transaction or event affecting the Company or the financial statements of the Company, or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take such actions as it deems appropriate, including, but not limited to, any one or more of the following actions:
(i)   To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the vested portion of such Award may be terminated without payment;
(ii)   To provide that such Award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;
(iii)   To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;
(iv)   To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;
(v)   To replace such Award with other rights or property selected by the Administrator; and/or
(vi)   To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.
(d)   In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to 60 days before or after such transaction.
(e)   Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8(a) above or the Administrator’s action under the Plan, no issuance by the Company of shares of any class, or securities convertible into shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Section 8.
(f)   No action shall be taken under this Section 8 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.
9.
General Provisions Applicable to Awards.

(a)   Transferability.   Except as the Administrator may determine or provide in an Award Agreement or otherwise, in accordance with Applicable Laws (and subject to the applicable requirements for Shares underlying Awards to be registered on Form S-8 under the Securities Act), Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a DRO, and, during the life of the Participant, will be exercisable only by the Participant. Any permitted transfer of an Award hereunder shall be without consideration, except as required by Applicable Law. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves under Applicable Laws.
(b)   Documentation.   Each Award will be evidenced in an Award Agreement, as the Administrator determines. Each Award may contain terms and conditions in addition to those set forth in the Plan.
(c)   Discretion.   Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.
(d)   Termination of Status.   The Administrator will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.
(e)   Withholding.   Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. In satisfaction of the foregoing requirement or in satisfaction of any additional tax withholding, the Company may satisfy, or may allow a Participant to satisfy, such obligations by any payment means described in Section 5(e) hereof, including, without limitation, by withholding, or allowing such Participant to elect to have the Company or an affiliate withhold, Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in the applicable jurisdiction, in accordance with Company policies and at the discretion of the Administrator. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.
(f)   Amendment of Award.   The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (i) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Participant, or (ii) the change is permitted under Section 8 or pursuant to 10(f).
(g)   Conditions on Delivery of Stock.   The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.
(h)   Acceleration.   The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.
(i)   Repricing.   Subject to Section 8, the Administrator shall have the authority, without the approval of the stockholders of the Company, to (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. In addition, subject to Section 8, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.
(j)   Cash Settlement.   Without limiting the generality of any other provision of the Plan, the Administrator may provide, in an Award Agreement or subsequent to the grant of an Award, in its discretion, that any Award may be settled in cash, Shares or a combination thereof
10.
Miscellaneous.

(a)   No Right to Employment or Other Status.   No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.
(b)   No Rights as Stockholder; Certificates.   Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.
(c)   Effective Date and Term of Plan.   The Plan will become effective on the date it is adopted by the Board. No Awards may be granted under the Plan after ten years from the earlier of (i) the date the Board adopted the Plan or (ii) the date the Company’s stockholders approved the Plan, but Awards previously granted may extend beyond that date in accordance with the Plan. If the Plan is not approved by the Company’s stockholders in accordance with Section 422 of the Code, the Plan and any Awards granted under the Plan shall be null and void and of no force and effect.
(d)   Amendment of Plan.   The Administrator may amend, suspend or terminate the Plan at any time; provided that no amendment, other than an increase to the Overall Share Limit may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.
(e)   Provisions for Foreign Participants.   The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

(f)   Section 409A.
(i)   General.   The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10(f) or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant, “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.
(ii)   Separation from Service.   If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Participant’s Service Provider relationship. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”
(iii)   Payments to Specified Employees.   Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.
(iv)   Separate Payments.   Each payment made under this Plan shall be designated as a “separate payment” within the meaning of Section 409A.
(g)   Limitations on Liability.   Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.
(h)   Lock-Up Period.   The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to 180 days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.

(i)   Data Privacy.   As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among the Company and its Affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 10(i) in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 10(i). For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.
(j)   Severability.   If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.
(k)   Governing Documents.   If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Affiliate) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply.
(1)   Governing Law.   The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.
(m)   Claw-back Provisions.   All Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to any Company claw-back policy implemented to the comply with Applicable Laws, including any claw-back policy adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, as set forth in such claw-back policy or the Award Agreement.
(n)   Titles and Headings.   The titles and headings of the Sections in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.
(o)   Conformity to Securities Laws.   Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.
(p)   Relationship to Other Benefits.   No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except as expressly provided in writing in such other plan or an agreement thereunder.
(q)   Grant of Awards to Certain Eligible Service Providers.   The Company may provide through the establishment of a formal written policy (which shall be deemed a part of this Plan) or otherwise for the method by which Common Stock or other securities of the Company may be issued and by which such Common Stock or other securities and/or payment therefor may be exchanged or contributed, or may be returned upon any forfeiture of Common Stock or other securities by the eligible Service Provider.
(r)   Section 83(b) Election.   No Participant may make an election under Section 83(b) of the Code with respect to any Award under the Plan without the consent of the Administrator, which the Administrator may grant (prospectively or retroactively) or withhold in its sole discretion. If, with the consent of the Administrator, a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.
11.
Definitions.   As used in the Plan, the following words and phrases will have the following meanings:

(a)   “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.
(b)   “Affiliate” means (a) Greenlane Holdings, LLC, and (b) any Subsidiary.
(c)   “Applicable Accounting Standards” means the U.S. Generally Accepted Accounting Principles, International Financial Reporting Standards or other accounting principles or standards applicable to the Company’s financial statements under U.S. federal securities laws.
(d)   “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.
(e)   “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Other Stock or Cash Based Awards.
(f)   “Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.
(g)   “Board” means the Board of Directors of the Company.
(h)   “Change in Control” means and includes each of the following:
(i)   A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, any employee benefit plan maintained by the Company or any of its subsidiaries, any Significant Stockholder, or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(ii)   During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 11(h)(i) or 11(h)(iii)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
(iii)   The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction: (A) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and (B) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 11 (h)(iii)(B) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or
(iv)   The consummation of a liquidation or dissolution of the Company.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any portion of an Award that provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (i), (ii), (iii) or (iv) with respect to such Award (or portion thereof) must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A.
The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
(i)   “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.
(j)   “Committee” means one or more committees or subcommittees comprised of one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
(k)   “Common Stock” means the Class A common stock of the Company.
(l)   “Company” means Greenlane Holdings, Inc., a Delaware corporation, or any successor.
(m)   “Consultant” means any person, including any adviser, engaged by the Company or its parent or Affiliate to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) is a natural person.
(n)   “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the

Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.
(o)   “Director” means a Board member.
(p)   “Dividend Equivalents” means a right granted to a Participant under Section 7(b) to receive the equivalent value (in cash or Shares) of dividends paid on Shares.
(q)   “DRO” means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.
(r)   “Employee” means any employee of the Company or its Affiliates.
(s)   “Equity Restructuring” means, as the Administrator determines, a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, affecting the Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causing a change in the per share value of the Common Stock underlying outstanding Awards.
(t)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(u)   “Fair Market Value” means, as of any date, the value of Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the first market trading day immediately before such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the date immediately before such date on which sales prices are reported, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) without an established market for the Common Stock, the Administrator will determine the Fair Market Value in its discretion.
Notwithstanding the foregoing, with respect to any Award granted after the effectiveness of the Company’s registration statement relating to its initial public offering and prior to the Public Trading Date, the Fair Market Value shall mean the initial public offering price of a Share as set forth in the Company’s final prospectus relating to its initial public offering filed with the Securities and Exchange Commission.
(v)   “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiary or parent corporation, as defined in Section 424(e) and (f) of the Code, respectively.
(w)   “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.
(x)   “Non-Qualified Stock Option” means an Option, or portion thereof, not intended or not qualifying as an Incentive Stock Option.
(y)   “Option” means an option to purchase Shares.
(z)   “Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise denominated in, based on or linked to, Shares or other property.
(aa)   “Overall Share Limit” means [•] Shares.
(bb)   “Participant” means a Service Provider who has been granted an Award.
(cc)   “Performance Criteria” means mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period.

(dd)   “Performance Goals” shall mean, for a Performance Period, one or more goals established by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, Performance Goals may be expressed in terms of overall Company performance or the performance of an Affiliate, division, operating or business unit, or an individual.
(ee)   “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, an Award.
(ff)   “Plan” means this 2019 Equity Incentive Plan, as amended and restated [•], 2023.
(gg)   “Public Trading Date” shall mean the first date upon which Common Stock is listed upon notice of issuance on any securities exchange or designated upon notice of issuance as a national market security on an interdealer quotation system.
(hh)   “Restricted Stock” means Shares awarded to a Participant under Section 6 subject to certain vesting conditions and other restrictions.
(ii)   “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such payment date, subject to certain vesting conditions and other restrictions.
(jj)   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.
(kk)   “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.
(ll)   “Securities Act” means the Securities Act of 1933, as amended.
(mm)   “Service Provider” means an Employee, Consultant or Director of the Company or any subsidiary of the Company.
(nn)   “Shares” means shares of Common Stock.
(oo)   “Significant Stockholder” shall mean any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) that, immediately following the issuance of Common Stock and Class B common stock to holders of equity interests in Greenlane Holdings, LLC in connection with the Company’s initial public offering and prior to the Public Trading Date, holds 10% or more of the total combined voting power of all classes of common stock of the Company (ignoring for purposes of such calculation any Common Stock issued in connection with the Company’s initial public offering to persons or entities other than the holders of equity interests in Greenlane Holdings, LLC).
(pp)   “Stock Appreciation Right” means a stock appreciation right granted under Section 5.
(qq)   “Subsidiary” means any entity (other than the Company or Greenlane Holdings, LLC), whether domestic or foreign, in an unbroken chain of entities beginning with the Company or Greenlane Holdings, LLC if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
(rr)   “Termination of Service” means the date the Participant ceases to be a Service Provider.
* * *

Appendix C
MARKED COPY OF THE THIRD AMENDED AND RESTATED GREENLANE HOLDINGS, INC. 2019 EQUITY INCENTIVE PLAN
GREENLANE HOLDINGS, INC.
2019 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED [•] ~~August 4, 2022~~
1.
Purpose.

The Plan’s purpose is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. Capitalized terms used in the Plan are defined in Section 11.
2.
Eligibility.

Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.
3.
Administration and Delegation.

(a)   Administration.   The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award or Award Agreement as it deems necessary or appropriate to administer the Plan and any Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award. The Administrator’s determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.
(b)   Appointment of Committees; Delegation of Powers.   To the extent Applicable Laws permit, the Board may delegate any or all of its powers under the Plan to one or more Committees. The Board may also delegate to an executive officer of the Company the authority to grant Awards to Service Providers that are not subject to Section 16 of the Exchange Act. The Board may rescind any such delegation at any time or re-vest in itself any previously delegated authority at any time.
4.
Stock Available for Awards.

(a)   Number of Shares.   Subject to adjustment under Section 8 and the terms of this Section 4, Awards may be made under the Plan covering up to the Overall Share Limit. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.
(b)   Share Recycling.   If all or any part of an Award expires, lapses or is terminated, exchanged for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award for less than Fair Market Value or not issuing any Shares covered by the Award, the unused Shares covered by the Award will, as applicable, become or again be available for Award grants under the Plan. In addition, Shares tendered by the Participant or withheld by the Company in payment of the exercise price of an Option or to satisfy any tax withholding obligation with respect to an Award will, as applicable, become or again be available for Award grants under the Plan.
(c)   Incentive Stock Option Limitations.   Notwithstanding anything to the contrary herein, no more than 5,000,000 Shares may be issued pursuant to the exercise of Incentive Stock Options, and no Shares may again be optioned, granted or awarded if it would cause an Incentive Stock Option not to qualify as an Incentive Stock Option.
(d)   Substitute Awards.   In connection with an entity’s merger or consolidation with the Company or the Company’s acquisition of an entity’s property or stock, the Administrator may grant Awards in substitution for any options or other stock or stock-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit, except that Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan.
5.
Stock Options and Stock Appreciation Rights.

(a)   General.   The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including Section 5(f) with respect to Incentive Stock Options. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, the exercise price of each Option and Stock Appreciation Right and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right shall entitle the Participant (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations of the Plan or as the Administrator may impose.
(b)   Exercise Price.   The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. The exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option or Stock Appreciation Right.
(c)   Duration of Options.   Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that the term of an Option or Stock Appreciation Right will not exceed ten years.
(d)   Exercise; Notification of Disposition.   Options and Stock Appreciation Rights may be exercised by delivering to the Company a written notice of exercise, in a form the Administrator approves (which may be electronic), signed by the person authorized to exercise the Option or Stock Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 5(e) for the number of Shares for which the Award is exercised and (ii) as specified in Section 9(e) for any applicable withholding taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.
(e)   Payment Upon Exercise.   The exercise price of an Option must be paid in cash or by check payable to the order of the Company or, subject to Section 10(h), any Company insider trading policy (including blackout periods) and Applicable Laws, by:
(i)   if there is a public market for Shares at the time of exercise, unless the Administrator otherwise determines, (A) delivery (including telephonically to the extent permitted by the Company) of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price;
(ii)   delivery (either by actual delivery or attestation) of Shares owned by the Participant valued at their Fair Market Value, provided (A) such payment method is then permitted under Applicable Laws, (B) such Shares, if acquired directly from the Company, were owned by the Participant for a minimum time period that the Company may establish and (C) such Shares are not subject to repurchase, forfeiture, unfulfilled vesting or other similar requirements; or
(iii)   any other mechanism that the Administrator, in its sole discretion, determines to be appropriate for a Participant, which the Administrator can determine on a case by case basis and any such determination with respect to one Participant shall not bind the Administrator with respect to any other Participant.

(f)   Additional Terms of Incentive Stock Options.   The Administrator may grant Options intended to qualify as Incentive Stock Options only to employees of the Company, any of its present or future “parent corporations” or “subsidiary corporations” as defined in Sections 424(e) or (f) of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. No person qualifying as a Greater Than 10% Stockholder may be granted an Incentive Stock Option, unless such Incentive Stock Option conforms to Section 422 of the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than 110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. The Administrator may modify an Incentive Stock Option with the holder’s consent to disqualify such Option as an Incentive Stock Option. All Options intended to qualify as Incentive Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired from the Option made within (i) two years from the grant date of the Option or (ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, (i) if an Option (or any part thereof) intended to qualify as an Incentive Stock Option fails to qualify as an Incentive Stock Option or (ii) for the Administrator’s actions or omissions that cause an Option not to qualify as an Incentive Stock Option, including the conversion of an Incentive Stock Option to a Non-Qualified Stock Option or the grant of an Option intended as an Incentive Stock Option that fails to qualify as an Incentive Stock Option. Any Option that is intended to qualify as an Incentive Stock Option, but fails to qualify for any reason, including the portion of any Option becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option.
6.
Restricted Stock; Restricted Stock Units.

(a)   General.   The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any Service Provider, subject to the Company’s right to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such shares if issued at no cost) if conditions the Administrator specifies in the Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during applicable restriction period or periods, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations contained in the Plan.
(b)   Restricted Stock.
(i)   Dividends.   Participants holding shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid. All such dividend payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the dividend payment becomes nonforfeitable.
(ii)   Stock Certificates.   The Company may require that the Participant deposit in escrow with the Company (or its designee) any stock certificates issued in respect of shares of Restricted Stock, together with a stock power endorsed in blank.
(c)   Restricted Stock Units.
(i)   Settlement.   When a Restricted Stock Unit vests, the Participant will be entitled to receive from the Company one Share, an amount of cash or other property equal to the Fair Market Value of one Share on the settlement date or a combination of both, as the Administrator determines and as provided in the Award Agreement. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A.
(ii)   Stockholder Rights.   A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.
7.
Other Stock or Cash Based Awards; Dividend Equivalents.

(a)   Other Stock or Cash Based Awards.   Other Stock or Cash Based Awards may be granted to Participants, including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other period or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to the conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, as the Administrator determines. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement.
(b)   Dividend Equivalents.   If the Administrator provides, a grant of Restricted Stock Units or an Other Stock Award may provide a Participant with the right to receive Dividend Equivalents, and no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with respect to which the Dividend Equivalents are paid and subject to other terms and conditions as set forth in the Award Agreement. All such Dividend Equivalent payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the Dividend Equivalent payment becomes nonforfeitable, unless determined otherwise by the Administrator.
8.
Adjustments for Changes in Common Stock and Certain Other Events.

(a)   In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Section 8, the Administrator will equitably adjust each outstanding Award as it deems appropriate to effect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award’s exercise price or grant price (if applicable), granting new Awards to Participants, and making a cash payment to Participants. The adjustments provided under this Section 8(a) will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.
(b)   In the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), reorganization, merger, consolidation, combination, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award, then the Administrator may, in such manner as it may deem equitable, adjust any or all of:
(i)   the number and kind of Shares (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 4 hereof on the maximum number and kind of shares which may be issued and specifically including for the avoidance of doubt adjustments to the Incentive Stock Option limitation set forth in Section 4(c));

(ii)   the number and kind of Shares (or other securities or property) subject to outstanding Awards;
(iii)   the grant or exercise price with respect to any Award; and
(iv)   the terms and conditions of any Awards (including, without limitation, any applicable financial or other performance “targets” specified in an Award Agreement).
(c)   In the event of any transaction or event described in Section 8(b) hereof (including without limitation any Change in Control) or any unusual or nonrecurring transaction or event affecting the Company or the financial statements of the Company, or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event, is hereby authorized to take such actions as it deems appropriate, including, but not limited to, any one or more of the following actions:
(i)   To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the vested portion of such Award may be terminated without payment;
(ii)   To provide that such Award shall vest and, to the extent applicable, be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;
(iii)   To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and applicable exercise or purchase price, in all cases, as determined by the Administrator;
(iv)   To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards;
(v)   To replace such Award with other rights or property selected by the Administrator; and/or
(vi)   To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.
(d)   In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the Administrator may refuse to permit the exercise of any Award for up to 60 days before or after such transaction.
(e)   Except as expressly provided in the Plan or the Administrator’s action under the Plan, no Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8(a) above or the Administrator’s action under the Plan, no issuance by the Company of shares of any class, or securities convertible into shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Section 8.
(f)   No action shall be taken under this Section 8 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.
9.
General Provisions Applicable to Awards.

(a)   Transferability.   Except as the Administrator may determine or provide in an Award Agreement or otherwise, in accordance with Applicable Laws (and subject to the applicable requirements for Shares underlying Awards to be registered on Form S-8 under the Securities Act), Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a DRO, and, during the life of the Participant, will be exercisable only by the Participant. Any permitted transfer of an Award hereunder shall be without consideration, except as required by Applicable Law. References to a Participant, to the extent relevant in the context, will include references to a Participant’s authorized transferee that the Administrator specifically approves under Applicable Laws.
(b)   Documentation.   Each Award will be evidenced in an Award Agreement, as the Administrator determines. Each Award may contain terms and conditions in addition to those set forth in the Plan.
(c)   Discretion.   Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.
(d)   Termination of Status.   The Administrator will determine how the disability, death, retirement, authorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award and the extent to which, and the period during which, the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.
(e)   Withholding.   Each Participant must pay the Company, or make provision satisfactory to the Administrator for payment of, any taxes required by law to be withheld in connection with such Participant’s Awards by the date of the event creating the tax liability. In satisfaction of the foregoing requirement or in satisfaction of any additional tax withholding, the Company may satisfy, or may allow a Participant to satisfy, such obligations by any payment means described in Section 5(e) hereof, including, without limitation, by withholding, or allowing such Participant to elect to have the Company or an affiliate withhold, Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding or repurchase no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in the applicable jurisdiction, in accordance with Company policies and at the discretion of the Administrator. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of Shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.
(f)   Amendment of Award.   The Administrator may amend, modify or terminate any outstanding Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option. The Participant’s consent to such action will be required unless (i) the Administrator determines that the action, taking into account any related action, would not materially and adversely affect the Participant, or (ii) the change is permitted under Section 8 or pursuant to 10(f).
(g)   Conditions on Delivery of Stock.   The Company will not be obligated to deliver any Shares under the Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.
(h)   Acceleration.   The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.
(i)   Repricing.   Subject to Section 8, the Administrator shall have the authority, without the approval of the stockholders of the Company, to (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. In addition, subject to Section 8, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding Award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.
(j)   Cash Settlement.   Without limiting the generality of any other provision of the Plan, the Administrator may provide, in an Award Agreement or subsequent to the grant of an Award, in its discretion, that any Award may be settled in cash, Shares or a combination thereof.
10.
Miscellaneous.

(a)   No Right to Employment or Other Status.   No person will have any claim or right to be granted an Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan or any Award, except as expressly provided in an Award Agreement.
(b)   No Rights as Stockholder; Certificates.   Subject to the Award Agreement, no Participant or Designated Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.
(c)   Effective Date and Term of Plan.   The Plan will become effective on the date it is adopted by the Board. No Awards may be granted under the Plan after ten years from the earlier of (i) the date the Board adopted the Plan or (ii) the date the Company’s stockholders approved the Plan, but Awards previously granted may extend beyond that date in accordance with the Plan. If the Plan is not approved by the Company’s stockholders in accordance with Section 422 of the Code, the Plan and any Awards granted under the Plan shall be null and void and of no force and effect.
(d)   Amendment of Plan.   The Administrator may amend, suspend or terminate the Plan at any time; provided that no amendment, other than an increase to the Overall Share Limit may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.
(e)   Provisions for Foreign Participants.   The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

(f)   Section 409A.
(i)   General.   The Company intends that all Awards be structured to comply with, or be exempt from, Section 409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10(f) or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the Plan are determined to constitute noncompliant, “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A.
(ii)   Separation from Service.   If an Award constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s “separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Participant’s Service Provider relationship. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”
(iii)   Payments to Specified Employees.   Notwithstanding any contrary provision in the Plan or any Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her “separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation” under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.
(iv)   Separate Payments.   Each payment made under this Plan shall be designated as a “separate payment” within the meaning of Section 409A.
(g)   Limitations on Liability.   Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.
(h)   Lock-Up Period.   The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to 180 days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.

(i)   Data Privacy.   As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this paragraph by and among the Company and its Affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 10(i) in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 10(i). For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.
(j)   Severability.   If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.
(k)   Governing Documents.   If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Affiliate) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that a specific provision of the Plan will not apply.
(l)   Governing Law.   The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.
(m)   Claw-back Provisions.   All Awards (including any proceeds, gains or other economic benefit the Participant actually or constructively receives upon receipt or exercise of any Award or the receipt or resale of any Shares underlying the Award) will be subject to any Company claw-back policy implemented to the comply with Applicable Laws, including any claw-back policy adopted to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, as set forth in such claw-back policy or the Award Agreement.
(n)   Titles and Headings.   The titles and headings of the Sections in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.
(o)   Conformity to Securities Laws.   Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award Agreements will be deemed amended as necessary to conform to Applicable Laws.
(p)   Relationship to Other Benefits.   No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except as expressly provided in writing in such other plan or an agreement thereunder.
(q)   Grant of Awards to Certain Eligible Service Providers.   The Company may provide through the establishment of a formal written policy (which shall be deemed a part of this Plan) or otherwise for the method by which Common Stock or other securities of the Company may be issued and by which such Common Stock or other securities and/or payment therefor may be exchanged or contributed, or may be returned upon any forfeiture of Common Stock or other securities by the eligible Service Provider.
(r)   Section 83(b) Election.   No Participant may make an election under Section 83(b) of the Code with respect to any Award under the Plan without the consent of the Administrator, which the Administrator may grant (prospectively or retroactively) or withhold in its sole discretion. If, with the consent of the Administrator, a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.
11.
Definitions.   As used in the Plan, the following words and phrases will have the following meanings:

(a)   “Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee.
(b)   “Affiliate” means (a) Greenlane Holdings, LLC, and (b) any Subsidiary.
(c)   “Applicable Accounting Standards” means the U.S. Generally Accepted Accounting Principles, International Financial Reporting Standards or other accounting principles or standards applicable to the Company’s financial statements under U.S. federal securities laws.
(d)   “Applicable Laws” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.
(e)   “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units or Other Stock or Cash Based Awards.
(f)   “Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.
(g)   “Board” means the Board of Directors of the Company.
(h)   “Change in Control” means and includes each of the following:
(i)   A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, any employee benefit plan maintained by the Company or any of its subsidiaries, any Significant Stockholder, or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(ii)   During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 11(h)(i) or 11(h)(iii)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
(iii)   The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction: (A) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and (B) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 11 (h)(iii)(B) as beneficially owning 50% or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or
(iv)   The consummation of a liquidation or dissolution of the Company.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any portion of an Award that provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (i), (ii), (iii) or (iv) with respect to such Award (or portion thereof) must also constitute a “change in control event,” as defined in Treasury Regulation Section 1.409A-3(i)(5) to the extent required by Section 409A.
The Administrator shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section 1.409A-3(i)(5) shall be consistent with such regulation.
(i)   “Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.
(j)   “Committee” means one or more committees or subcommittees comprised of one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.
(k)   “Common Stock” means the Class A common stock of the Company.
(l)   “Company” means Greenlane Holdings, Inc., a Delaware corporation, or any successor.
(m)   “Consultant” means any person, including any adviser, engaged by the Company or its parent or Affiliate to render services to such entity if the consultant or adviser: (i) renders bona fide services to the Company; (ii) renders services not in connection with the offer or sale of securities in a capital-raising transaction and does not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) is a natural person.
(n)   “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the

Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.
(o)   “Director” means a Board member.
(p)   “Dividend Equivalents” means a right granted to a Participant under Section 7(b) to receive the equivalent value (in cash or Shares) of dividends paid on Shares.
(q)   “DRO” means a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.
(r)   “Employee” means any employee of the Company or its Affiliates.
(s)   “Equity Restructuring” means, as the Administrator determines, a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, affecting the Shares (or other Company securities) or the share price of Common Stock (or other Company securities) and causing a change in the per share value of the Common Stock underlying outstanding Awards.
(t)   “Exchange Act” means the Securities Exchange Act of 1934, as amended.
(u)   “Fair Market Value” means, as of any date, the value of Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange, the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the first market trading day immediately before such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (ii) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the date immediately before such date on which sales prices are reported, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (iii) without an established market for the Common Stock, the Administrator will determine the Fair Market Value in its discretion.
Notwithstanding the foregoing, with respect to any Award granted after the effectiveness of the Company’s registration statement relating to its initial public offering and prior to the Public Trading Date, the Fair Market Value shall mean the initial public offering price of a Share as set forth in the Company’s final prospectus relating to its initial public offering filed with the Securities and Exchange Commission.
(v)   “Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiary or parent corporation, as defined in Section 424(e) and (f) of the Code, respectively.
(w)   “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.
(x)   “Non-Qualified Stock Option” means an Option, or portion thereof, not intended or not qualifying as an Incentive Stock Option.
(y)   “Option” means an option to purchase Shares.
(z)   “Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise denominated in, based on or linked to, Shares or other property.
(aa)   “Overall Share Limit” means ~~22,000,000~~ [•] Shares.
(bb)   “Participant” means a Service Provider who has been granted an Award.
(cc)   “Performance Criteria” means mean the criteria (and adjustments) that the Administrator may select for an Award to establish performance goals for a performance period.

(dd)   “Performance Goals” shall mean, for a Performance Period, one or more goals established by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, Performance Goals may be expressed in terms of overall Company performance or the performance of an Affiliate, division, operating or business unit, or an individual.
(ee)   “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, an Award.
(ff)   “Plan” means this 2019 Equity Incentive Plan, as amended and restated ~~August 4, 2023~~ [•].
(gg)   “Public Trading Date” shall mean the first date upon which Common Stock is listed upon notice of issuance on any securities exchange or designated upon notice of issuance as a national market security on an interdealer quotation system.
(hh)   “Restricted Stock” means Shares awarded to a Participant under Section 6 subject to certain vesting conditions and other restrictions.
(ii)   “Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such payment date, subject to certain vesting conditions and other restrictions.
(jj)   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.
(kk)   “Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.
(ll)   “Securities Act” means the Securities Act of 1933, as amended.
(mm)   “Service Provider” means an Employee, Consultant or Director of the Company or any subsidiary of the Company.
(nn)   “Shares” means shares of Common Stock.
(oo)   “Significant Stockholder” shall mean any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) that, immediately following the issuance of Common Stock and Class B common stock to holders of equity interests in Greenlane Holdings, LLC in connection with the Company’s initial public offering and prior to the Public Trading Date, holds 10% or more of the total combined voting power of all classes of common stock of the Company (ignoring for purposes of such calculation any Common Stock issued in connection with the Company’s initial public offering to persons or entities other than the holders of equity interests in Greenlane Holdings, LLC).
(pp)   “Stock Appreciation Right” means a stock appreciation right granted under Section 5.
(qq)   “Subsidiary” means any entity (other than the Company or Greenlane Holdings, LLC), whether domestic or foreign, in an unbroken chain of entities beginning with the Company or Greenlane Holdings, LLC if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
(rr)   “Termination of Service” means the date the Participant ceases to be a Service Provider.
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